UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Soliciting Material Pursuant to §240.14a-12

ELECTROMED, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ELECTROMED, INC.

500 Sixth Avenue Northwest

New Prague, MN 56071

(952) 758-9299

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON FRIDAY, NOVEMBER 21, 2014

To our Shareholders:

The Fiscal 2015 Annual Meeting of the Shareholders (the “Annual Meeting”) of Electromed, Inc. (the “Company”) will be held on Friday, November 21, 2014, at the Company’s reimbursement building, located at 628 Sixth Street Northwest, New Prague, Minnesota 56071. Registration for the Annual Meeting will begin at 9:45 a.m. Central Time, and the Annual Meeting will commence at approximately 10:00 a.m. Central Time. The purposes of the Annual Meeting are to consider and vote upon the following proposals and to transact any other business as may properly come before the Annual Meeting or any adjournments thereof:

(1)	To set the number of directors at six (6);
(2)	To elect directors to our Board of Directors to serve until the next annual meeting of shareholders or until such time as their successors are elected and qualified;
(3)	To approve the Electromed, Inc. 2014 Equity Incentive Plan;
(4)	To ratify the appointment of McGladrey LLP as the independent registered public accountant of the Company for the 2015 fiscal year;
(5)	To consider and vote upon, on a non-binding and advisory basis, named executive officer compensation; and
(6)	To transact any other business as may properly come before the meeting or any adjournments thereof, including matters incident to the conduct of the meeting.

Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. The foregoing proposals are described more fully in the enclosed proxy statement (the “Proxy Statement”).

If you have any questions regarding the information contained in the Proxy Statement or regarding the completion of the enclosed proxy card or would like directions to the Annual Meeting, please call the Company at (952) 758-9299.

Only shareholders that were listed on the Company’s records at the close of business on Wednesday, October 1, 2014, the record date set by the Board of Directors for the meeting, are entitled to notice of the Annual Meeting and to vote at the Annual Meeting and any adjournments thereof. The stock transfer books of the Company will not be closed.

All shareholders of record are cordially invited to attend the Annual Meeting in person. We will request identification in order to ensure an orderly meeting. If you are not a shareholder of record but hold shares through a broker, bank, trustee, or other nominee as custodian (i.e., in street name), we will request proof of your beneficial ownership as of the record date, such as an account statement, a copy of the voting instruction card provided by your custodian, a legal proxy provided by your custodian, or other similar evidence of ownership.

To assure the presence of a quorum, the Board of Directors requests that you promptly submit your proxy voting instructions by mail, telephone, or Internet, as indicated on your proxy card, regardless of whether you plan to attend the Annual Meeting. Your proxy vote is solicited by the Board of Directors. The proxy is revocable and will not be used if you attend and vote at the Annual Meeting in person or otherwise provide notice of your revocation. If you would like to vote by mail, please mail your executed proxy card to the Company’s stock transfer agent in the enclosed envelope.

By order of the Board of Directors,

Stephen H. Craney
Chairman of the Board
New Prague, Minnesota
October 17, 2014

IMPORTANT: THE PROMPT SUBMISSION OF PROXIES WILL SAVE THE COMPANY THE
EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. AN
ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, OR YOU MAY VOTE ONLINE
OR BY PHONE.

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting to be Held on November 21, 2014
The Notice, Proxy Statement, Form of Proxy Card, Form 10-K, Shareholder Letter and Fact Sheet are
available at http://www.smartvest.com/electromed/investor-relations/annual-meeting/

Proxy Statement
Fiscal 2015 Annual Meeting of Shareholders
Friday, November 21, 2014
10:00 a.m. Central Time

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Electromed, Inc., a Minnesota corporation (the “Company”), for use at the Fiscal 2015 Annual Meeting of Shareholders of the Company to be held on Friday, November 21, 2014 (the “Annual Meeting”), and at any adjournment thereof. The Annual Meeting will be held at the Company’s reimbursement building, located at 628 Sixth Street Northwest, New Prague, Minnesota 56071. Registration for the Annual Meeting will begin at approximately 9:45 a.m. Central Time. The Annual Meeting will commence at approximately 10:00 a.m. Central Time. This solicitation is being made by mail; however, the Company may also use its officers, directors, and employees (without providing them with additional compensation) to solicit proxies from shareholders in person or by telephone, facsimile, email or letter. Distribution of this Proxy Statement and the proxy card via U.S. Mail is scheduled to begin on or about October 17, 2014.

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting to be Held on November 21, 2014:
The Notice, Proxy Statement, Form of Proxy Card, Form 10-K,
Shareholder Letter and Fact Sheet are available at
http://www.smartvest.com/electromed/investor-relations/annual-meeting/.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q:	Why did I receive this proxy statement?

A:	The Company is soliciting your proxy vote at the Annual Meeting because you were the owner of record of one or more shares of common stock of the Company at the close of business on Wednesday, October 1, 2014, the record date for the meeting, and are therefore entitled to vote at the Annual Meeting.

Q:	What is a proxy?

A:	A proxy is your legal designation of another person or persons (the “proxy” or “proxies,” respectively) to vote on your behalf. By completing and returning the enclosed proxy card, you are giving directors Stephen H. Craney and Dr. George H. Winn, the proxies, the authority to vote your shares of common stock at the Annual Meeting in the manner you indicate on your proxy card. If you sign and return the enclosed proxy card but do not give direction with respect to any nominee or other proposal, the proxies will vote your shares as recommended by the Board. The proxies are authorized to vote in their discretion (except as otherwise provided below) if other matters are properly submitted at the Annual Meeting, or any adjournments thereof.

Q:	When and where is the Annual Meeting?

A:	The Annual Meeting will be held on Friday, November 21, 2014, at the Company’s reimbursement building, located at 628 Sixth Street Northwest, New Prague, Minnesota. Registration for the meeting will begin at approximately 9:45 a.m. Central Time. The Annual Meeting will commence at approximately 10:00 a.m. Central Time.

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Q:	What am I voting on?

A:	You are voting on the following matters:

• Proposal 1 — To set the number of directors at six (6);
• Proposal 2 — To elect the directors named in this Proxy Statement;
• Proposal 3 — To approve the Electromed, Inc. 2014 Equity Incentive Plan;
• Proposal 4 — To ratify the appointment of McGladrey LLP as the Company’s independent registered public accountant for the Company’s 2015 fiscal year; and
• Proposal 5 — To consider and vote upon, on a non-binding and advisory basis, named executive officer compensation.

Q:	What does the Board recommend?

A:	The Board recommends a vote:

• FOR the proposal to set the number of directors at six (6) (see Proposal 1);
• FOR the election of its six director nominees (see Proposal 2);
• FOR the approval of the Electromed, Inc. 2014 Equity Incentive Plan (see Proposal 3);
• FOR the ratification of the appointment of McGladrey LLP as the Company’s independent registered public accountant for the Company’s 2015 fiscal year (see Proposal 4);
• FOR the approval, by a non-binding vote, of named executive officer compensation (see Proposal 5);

Q:	How many votes do I have?

A:	On any matter which may properly come before the Annual Meeting, each shareholder entitled to vote thereon will have one (1) vote for each share of common stock owned of record by such shareholder as of the close of business on Wednesday, October 1, 2014.

Q:	How many shares of common stock may vote at the Annual Meeting?

A:	At the close of business on Wednesday, October 1, 2014, there were 8,114,252 outstanding shares of common stock. This means that there may be 8,114,252 votes on any matter presented at the Annual Meeting.

Q:	What vote is required to approve each of the Proposals?

A:	Proposal 1 – Determination of the Number of Directors — Provided a quorum is present in person or by proxy at the Annual Meeting (consisting of at least a majority of the issued and outstanding stock entitled to vote as of the record date), the affirmative vote of the holders of a majority of the shares of common stock represented at the Annual Meeting (whether in person or by proxy) will result in approval of the proposal to set the number of directors at six (6).

Proposal 2 – Election of Directors — With respect to the election of directors, the nominees receiving the greatest number of votes relative to the votes cast for the other nominees will be elected, regardless of whether an individual nominee receives votes from a majority of the quorum of shares represented at the Annual Meeting (in person or by proxy). Although directors are elected by plurality vote, the presence (in person or by proxy) of shareholders representing an aggregate of at least a majority of the issued and outstanding shares of common stock entitled to vote is required to constitute a quorum for the election of directors.

Shareholders do not have cumulative voting rights with respect to the election of directors or any other matter. With respect to each director nominee, shareholders will be able to cast one vote per share owned by such shareholder as of the record date. Accordingly, a holder of 100 shares will be able to cast 100 votes for each nominee.

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Proposal 3 – Approval of the Electromed, Inc. 2014 Equity Incentive Plan — Provided a quorum is present in person or by proxy at the Annual Meeting (consisting of at least a majority of the issued and outstanding stock entitled to vote as of the record date), the affirmative vote of the holders of a majority of the shares of common stock represented at the Fiscal 2015 Annual Meeting (whether in person or by proxy) and entitled to vote on the proposal will result in the approval of the Electromed, Inc. 2014 Equity Incentive Plan.

Proposal 4 – Ratification of the Appointment of McGladrey LLP as the Company’s Independent Registered Public Accountant — Provided a quorum is present in person or by proxy at the Annual Meeting (consisting of at least a majority of the issued and outstanding stock entitled to vote as of the record date), the affirmative vote of the holders of a majority of the shares of common stock represented at the Annual Meeting (whether in person or by proxy) will result in approval of the proposal to ratify the appointment of McGladrey LLP as the Company’s independent registered public accountant for the Company’s 2015 fiscal year.

Proposal 5 – Approval, by a Non-Binding Vote, of Named Executive Officer Compensation — Provided a quorum is present in person or by proxy at the Annual Meeting (consisting of at least a majority of the issued and outstanding stock entitled to vote as of the record date), the affirmative vote of the holders of a majority of the shares of common stock represented at the fiscal 2015 Annual Meeting (whether in person or by proxy) and entitled to vote on the proposal will result in the approval of our named executive officer compensation. However, this is an advisory vote, which means that the result of the vote is not binding on the Company, our Board or the Personnel and Compensation Committee. To the extent there is any significant vote against our named executive officer compensation as disclosed in this proxy statement, the Personnel and Compensation Committee will evaluate whether any actions are necessary to address the concerns of shareholders.

Q:	What constitutes a quorum?

A:	Transaction of business may occur at the Annual Meeting if a quorum is present. In order to achieve a quorum, shareholders holding at least a majority of the Company’s issued and outstanding shares of common stock entitled to vote as of the record date must be present in person or by proxy at the Annual Meeting. On Wednesday, October 1, 2014, the Company had 8,114,252 issued and outstanding shares of common stock and, therefore, the presence of 4,057,127 shares will constitute a quorum for the transaction of business on all proposals properly brought before the Annual Meeting. If you submit a proxy or vote in person at the meeting, your shares will be counted in determining whether a quorum is present at the Annual Meeting. Broker non-votes and abstentions are also counted for the purpose of determining a quorum, as discussed below.

Q.	What is the effect of abstentions and withhold votes?

A:	You may either vote FOR or WITHHOLD authority to vote for each nominee for the Board. If you WITHHOLD authority to vote on any or all nominees, your vote will have no effect on the outcome of the election. You may vote FOR, AGAINST or ABSTAIN on proposals 1, 3, 4 and 5. If you ABSTAIN from voting on proposals 1, 3, 4, or 5, your shares will be deemed present but will not be deemed to have voted in favor of the proposal, and your vote therefore has the same effect as a vote against the proposal. If you sign and submit your proxy card without providing voting instructions, your shares will be voted FOR each director nominee and FOR proposals 1, 3, 4, and 5.

Q:	What is the effect of broker non-votes?

A:	Shares that are held by stock brokers in “street name” may be voted by the stock broker on “routine” matters, such as the number of directors and ratification of our independent registered public accountant. To vote on “non-routine” matters, the stock broker must obtain shareholder direction. When the stock broker does not obtain direction to vote the shares, the stock broker’s abstention is referred to as a “broker non-vote.”

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Brokers do not have discretion to vote shares for the election of directors, for the approval of the 2014 Equity Incentive Plan, for the advisory vote on named executive officer compensation, or for any other non-routine matters that may be brought before the meeting. Accordingly, if your shares are held in street name and you do not submit voting instructions to your broker, your shares will not be counted in determining the outcome of these proposals. Brokers will have discretion to vote on the number of directors and the ratification of McGladrey LLP as the Company’s independent registered public accountant for the 2015 fiscal year if you do not provide voting instructions.

Broker non-votes will be considered present for quorum purposes at the Annual Meeting. Broker non-votes in connection with the election of directors are not deemed “votes cast,” and, since directors are elected by a plurality, will have no effect on the election. Approval of other non-routine business matters requires the affirmative vote of the majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting. Because broker non-votes are not entitled to vote on non-routine business matters, they will have no effect on the outcome of the vote on such matters.

Q:	How do I vote my shares?

A:	If you are a shareholder of record, you may vote your shares at the Annual Meeting using one of the following methods:

• Proxy Card. The enclosed proxy card is a means by which a shareholder may authorize the voting of his, her, its or their shares of common stock at the Annual Meeting. The shares of common stock represented by each properly-executed proxy card will be voted at the Annual Meeting in accordance with the shareholder’s directions. The Company urges you to specify your choices by marking the appropriate boxes on the enclosed proxy card. After you have marked your choices, please sign and date the proxy card and mail the proxy card to the Company’s stock transfer agent, Wells Fargo Shareowner Services, in the enclosed envelope. If you sign and return the proxy card without specifying your choices, your shares will be voted FOR the proposal to set the number of directors at six (6), FOR the Board’s nominees, FOR approval of the 2014 Equity Incentive Plan, FOR the ratification of the appointment of McGladrey LLP as the Company’s independent registered public accountant for the 2015 fiscal year, and FOR the approval, by a non-binding vote, of named executive officer compensation.

• By telephone. You may authorize the voting of your shares of common stock at the Annual Meeting by calling (866) 883-3382 using a touch tone telephone. Complete instructions for telephone voting are provided on the proxy card.

• Online. You may authorize the voting of your shares of common stock at the Annual Meeting by visiting the website www.proxypush.com/elmd. Complete instructions for voting online are provided on the proxy card.

• In person at the Annual Meeting. All shareholders of record as of Wednesday, October 1, 2014 may vote in person at the Annual Meeting. Even if you plan to attend the Annual Meeting, the Company requests that you vote ahead of time using one of the methods above.

You are a “street name” holder rather than a “shareholder of record” if your shares are held in the name of a stock broker, bank, trust or other nominee as a custodian, and this Proxy Statement was forwarded to you by that organization. If you are a “street name” holder, you must instruct your nominee as to your voting preferences. Please contact your nominee/custodian to do so. Because a beneficial owner is not the shareholder of record, you may not vote your shares in person at the Annual Meeting unless you obtain a legal proxy from the broker, bank, trustee or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting.

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Q:	Can I change my vote after I have mailed in my proxy card?

A:	Proxies solicited by the Board may be revoked at any time prior to the Annual Meeting. No specific form of revocation is required. You may revoke your proxy by:

• Voting in person at the Annual Meeting;
• Returning a later-dated signed proxy card; or
• Giving personal or written notice of the revocation to the inspector of election at the commencement of the Annual Meeting.

If your shares are held in street name through a broker or other nominee, you will need to contact that nominee if you wish to change your voting instructions.

Q:	How will my shares be voted if I do not specify how they should be voted?

A:	If you are a record holder and sign and return your proxy card, but do not mark choices for a particular proposal, then the proxies solicited by the Board will be voted in accordance with the Board’s recommendation for that proposal, as set forth in this Proxy Statement.

If you are a street name holder and do not submit specific voting instructions to your broker, the organization that holds your shares would be permitted to vote your shares with respect to “routine” items, but not with respect to “non-routine” items. On non-routine items for which you do not submit specific voting instructions to your broker, the shares will be treated as “broker non-votes.” Broker non-votes will be counted for purposes of determining whether a quorum is present, but will not be considered shares entitled to vote on the proposal and therefore will not be treated as affirmative or opposing votes. The proposals to set the number of directors at six and ratify the appointment of McGladrey LLP as our independent registered public accounting firm are considered routine and therefore may be voted upon by your broker if you do not give instructions to your broker. The other proposals set forth on the Notice of Annual Meeting are non-routine matters.

Q:	Who can attend the Annual Meeting?

A:	All shareholders of record as of the close of business on Wednesday, October 1, 2014, may attend the Annual Meeting. We will request identification in order to ensure an orderly meeting.

If you are not a shareholder of record but hold shares through a broker, bank, trustee, or other nominee as custodian (i.e., in street name), we will request proof of your beneficial ownership as of the record date, such as an account statement, a copy of the voting instruction card provided by your custodian, a legal proxy provided by your custodian, or other similar evidence of ownership.

Q:	What is the record date for the Annual Meeting?

A:	The Board has fixed Wednesday, October 1, 2014, as the record date.

Q:	Who will count the votes?

A:	All proxies submitted to the Company and all votes cast at the Annual Meeting will be tabulated by our stock transfer agent, Wells Fargo Shareowner Services.

Q:	Who is paying for this proxy solicitation?

A:	The entire cost of this proxy solicitation will be borne by the Company. The cost will include the cost of supplying necessary additional copies of the solicitation materials for beneficial owners of shares held of record by brokers, dealers, banks and voting trustees and their nominees and, upon request, the reasonable expenses of such record holders for completing the mailing of such materials to such beneficial owners.

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Q:	How do I nominate a candidate for election as a director at next year’s Annual Meeting?

A:	Nominations for director are made by the Board upon recommendation by the Nominating and Governance Committee, which is composed of independent directors. Shareholders may nominate a candidate for director stand for election at the Fiscal 2016 Annual Meeting by following the procedures explained below in this Proxy Statement under “CORPORATE GOVERNANCE–Nominating and Governance Committee-Director Nominations” and contained in the rules and regulations of the Securities and Exchange Commission (the “SEC”).

Q:	What is a shareholder proposal?

A:	A shareholder proposal is a proposal submitted by a shareholder that, if approved, would recommend or require that the Company and/or the Board take the proposed action. If you intend to submit a shareholder proposal, the proposal should state as clearly as possible the course of action that you believe the Company should follow. If your proposal is included in the Company’s proxy statement, then the Company must also provide the means for shareholders to vote on the matter via the proxy card. The deadlines and procedures for submitting shareholder proposals for the Fiscal 2016 Annual Meeting are explained in the following question and answer. The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Q:	When are shareholder proposals and director nominations due for the Fiscal 2016 Annual Meeting?

A:	In order to be considered for inclusion in next year’s proxy statement, shareholder proposals must be submitted in writing to the Company no later than June 19, 2015 (approximately 120 days prior to the one-year anniversary of the mailing of this Proxy Statement). The Company suggests that proposals for the Fiscal 2016 Annual Meeting of Shareholders be submitted by certified mail, return receipt requested. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the SEC under the Exchange Act of 1934, as amended (the “Exchange Act”).

Shareholders who intend to present a shareholder proposal at the Fiscal 2016 Annual Meeting of Shareholders without including such proposal in the Company’s proxy statement must provide the Company notice of such proposal no later than August 23, 2015 (approximately 90 days prior to the one-year anniversary of the Annual Meeting). The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Shareholders who intend to present a director nomination at the Fiscal 2016 Annual Meeting of Shareholders, without including such nomination in the Company’s proxy statement must provide the Company notice of such nomination no later than August 23, 2015 (approximately 90 days prior to the one-year anniversary of the Annual Meeting) and no earlier than July 24, 2015 (approximately 120 days prior to the one-year anniversary of the Annual Meeting). The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any nomination that does not comply with these and other applicable requirements.

If the Company does not receive notice of a shareholder proposal or director nomination intended to be submitted to the Fiscal 2016 Annual Meeting of Shareholders by the dates set forth above, the persons named in the proxy statement and on the proxy card accompanying the notice of meeting for next year’s annual meeting may vote on any such proposal in their discretion without notice of such proposal appearing in such proxy statement.

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ELECTION OF DIRECTORS
(Proposals 1 and 2)

The Bylaws of the Company, as amended (the “Bylaws”) provide that the number of directors shall be determined by the shareholders. The Board has recommended that the number of directors be set at six. The Board believes that the current number of directors strikes an optimal balance between providing diversity of viewpoints and expertise while allowing each director to influence the strategic direction of the Company.

The Board of Directors (the “Board”) is currently composed of six directors. Darrel L. Kloeckner has decided to not stand for reelection at the Fiscal 2015 Annual Meeting. Six individuals, including the five remaining current directors, have been nominated for election at the Annual Meeting. If elected, each director will hold office until the Fiscal 2016 Annual Meeting of Shareholders and until his or her successor is elected and qualified in accordance with the Company’s Bylaws, or until his or her earlier death, resignation, disqualification or removal. Five of the nominees named herein presently serve as a member of the Board, namely: Stephen H. Craney, Dr. George H. Winn, William V. Eckles, Kathleen S. Skarvan and Lee A. Jones. Stan Erickson has been nominated by the Board, upon recommendation of the Company’s Nominating and Governance Committee, for election as a director. Each of the director nominees consented to be named in this Proxy Statement and to serve, if elected. The Company has no reason to believe that any of the director nominees named below will be unable or unwilling to serve as director if elected. If for any reason any nominee withdraws or is unable to serve as director (neither of which is expected at this time), the shares represented by all valid proxies will be voted for the election of a substitute nominee recommended by the Board or, alternatively, not voted for any nominee.

The six nominees receiving the highest number of affirmative votes cast will be elected as directors. Except as otherwise directed on the proxy cards, the proxies will vote all valid proxies for the six nominees identified below.

Nominees for Election as Directors at the Annual Meeting

The Board has recommended the following persons as nominees for election as directors at the Annual Meeting:

Nominee Name	Age (as of Annual Meeting)	Year First Became a Director
Stephen H. Craney (Chairman)	70	2010
Dr. George H. Winn (Vice Chairman)	77	2005
William V. Eckles	39	2011
Kathleen S. Skarvan	58	2014
Lee A. Jones	57	2014
Stan Erickson (1)	64	N/A

(1)	The Board has determined that Stan Erickson qualifies as an “audit committee financial expert” under the applicable federal securities laws.

Biographical information relating to each of the director nominees is set forth below:

Stephen H. Craney—Chairman of the Board

Mr. Craney has served on the Board since November 2010 and has served as Chairman of the Board since May 2012. Since 1984, Mr. Craney has founded and operated a number of successful companies, including RiverSide Electronics, Ltd., RiverBend Electronics, Ltd., RiverStar, Inc., Custom Control Systems, Inc., RiverStyks, LLC, and JMW Enterprises, Inc. Before becoming an entrepreneur, Mr. Craney worked as an engineer, having earned an electrical engineering degree from the University of Wisconsin-Madison. Mr. Craney is also an active member of a number of community groups, such as the Winona Historical Society. In addition, he has provided support and advice to startup companies for more than 20 years through a local entrepreneur network. Among other attributes, skills, experiences and qualifications, our Board believes that Mr. Craney’s experience

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developing companies with a strong record of growth, his technical knowledge in the electronics field, his research and development experience and his connections within the business community make him uniquely qualified to serve as a director.

Dr. George H. Winn—Vice Chairman of the Board

Dr. George Winn was first elected to the Board in 2005 and has served as Vice Chairman since May 2012. He has practiced dentistry with emphasis in orthodontics and facial pain management in New Prague, MN, for forty-six years. He is a graduate of Mankato State College, B.A., the University of Minnesota, B.S., and the University of Minnesota School of Dentistry, Doctor of Dental Surgery. He has served as an associate clinical professor in the Department of Operative Dentistry and participates in a medical ethics program of the American College of Dentists at the School of Dentistry, University of Minnesota. Among other attributes, skills, experiences and qualifications, our Board believes that, in addition to the industry relationships that Dr. Winn has developed, his education and experience give him insight into the medical device industry, which makes him uniquely qualified to serve as a director.

William V. Eckles—Director

Mr. Eckles has been a member of the Board since July 2011. Mr. Eckles has served as the President and Chief Executive Officer of Blue Earth Valley Communications, Inc. since 2003. He also serves as a director of First Bank Blue Earth, FNB Bancshares, Inc. (Blue Earth, Minnesota), and Hector Communications Corporation (New Ulm, Minnesota). Mr. Eckles received his undergraduate degree from the University of St. Thomas in 1999, and received an MBA from the University of St. Thomas in 2007. Among other attributes, skills, experiences and qualifications, our Board believes that Mr. Eckles’ experience leading and setting the strategic direction of growing companies allow him to make a significant contribution to the Board.

Kathleen S. Skarvan—Director

Ms. Skarvan has served as the Chief Executive Officer of the Company since December 2012 and was elected to its Board of Directors in November 2013. Previously, Ms. Skarvan served as Vice President of Operations at OEM Fabricators from November 2011 until October 2012. Prior to her position with OEM Fabricators, Ms. Skarvan served in various roles at Hutchinson Technology Incorporated, most recently as the President of the Disk Drive Components Division from April 2007 until March 2011. As President of the Disk Drive Components Division, Ms. Skarvan managed a public company division with annual revenues in excess of $300 million. Ms. Skarvan also served as a Senior Vice President of Hutchinson Technology Incorporated from December 2010 to March 2011, and as Vice President of Sales & Marketing of the Disk Drive Components Division from October 2003 until April 2007. Among other attributes, skills, experiences and qualifications, our Board believes that, as the Chief Executive Officer of the Company, Ms. Skarvan is the person most familiar with the Company’s day to day operations and most capable of effectively identifying strategic priorities and leading the execution of strategy.

Lee A. Jones—Director

Ms. Jones was elected to the Board of Directors on September 2, 2014 and has also been a director of Uroplasty, Inc. since August 2006. Since November 2011, Ms. Jones has served as the President and CEO of Rebiotix, Inc., a biotechnology company that develops and commercializes medical therapies. She has more than 30 years of healthcare and medical device industry experience. Until September 2013, Ms. Jones was on the board of Algos Preclinical Services, Inc. From June 2010 until June 2011, she was a CEO-in-Residence at the University of Minnesota Venture Center and from February 2009 until June 2010, Ms. Jones was the Chief Administrative Officer of the Schulze Diabetes Institute of the University of Minnesota. Among other attributes, skills, experiences and qualifications, our Board believes that Ms. Jones will be an asset to the Board due to Ms. Jones’s knowledge of our industry, experience operating a company in the medical device business and experience as an executive officer of a medical products company.

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Stan Erickson—Director Nominee

Mr. Erickson was recommended to our Nominating and Governance Committee for nomination to the Board by a non-management director of our Board. Mr. Erickson is currently President and Chief Executive Officer of Liberty Capital, Inc., a company he co-founded in September, 2013 to provide capital and advisory services. In November, 2012, he retired from a 32 year career at ZieglerCat, Inc., one of the largest Caterpillar dealers in the U.S. where he most recently served as President and Chief Operating Officer. Mr. Erickson is a veteran of the United States Marine Corps, earned a Business degree from the University of Minnesota, a CPA Certification and began his business career as an auditor and tax professional. Mr. Erickson has actively participated on several private company boards, advisory committees and associations. Among other attributes, skills, experiences and qualifications, our Board believes that Mr. Erickson will be an asset to the Board due to Mr. Erickson’s extensive experience in finance and management.

Required Vote and Board Recommendation

Proposal 1: The Board recommends that you vote “FOR” the proposal to set the number of directors at six (6). Approval of the proposal requires the affirmative vote of a majority of the voting power of the shareholders present, whether in person or by proxy, and entitled to vote at the Annual Meeting, provided that a quorum is present.

Proposal 2: The Board recommends that you vote “FOR” each of the nominees to the Board. The election of each nominee requires the affirmative vote of a plurality of the voting power of the shareholders present, whether in person or by proxy, and entitled to vote at the Annual Meeting, provided that a quorum is present.

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APPROVAL OF THE ELECTROMED, INC. 2014 EQUITY INCENTIVE PLAN
(Proposal 3)

On September 19, 2014, the Board approved the Electromed, Inc. 2014 Equity Incentive Plan (the “2014 Plan”), contingent upon approval by the stockholders. Approval by shareholders is being sought in order to: (1) meet the shareholder approval requirements of the NYSE MKT; (2) obtain approval of the material terms of the 2014 Plan, including performance criteria and individual award limitations, for purposes of qualifying certain compensation under the 2014 Plan as performance-based compensation under Section 162(m) of the Internal Revenue Code; and (3) qualify certain stock options authorized under the 2014 Plan for treatment as incentive stock options for purposes of Section 422 of the Internal Revenue Code.

In addition to awards of options to purchase Company common stock, the 2014 Plan, if approved, will allow the Board to grant restricted stock awards and restricted stock units. The Board believes that it is in the best interests of the Company that Six Hundred Fifty Thousand (650,000) shares be reserved under the 2014 Plan. If the 2014 Plan is approved, no further awards will be made pursuant to the Company’s 2012 Stock Incentive Plan. The Board believes that an equity incentive plan is important to maintain competitive compensation practices and to align the interests of our Board, employees and consultants with our stockholders.

Summary of the 2014 Plan

The principal provisions of the 2014 Plan are summarized below. This summary is not a complete description of all of the 2014 Plan’s provisions, and is qualified in its entirety by reference to the 2014 Plan which is attached to this Proxy Statement as Appendix A. Capitalized terms in this summary not defined in this Proxy Statement have the meanings set forth in the 2014 Plan.

Purpose and Eligible Participants.  The purpose of the 2014 Plan is to secure and retain competent personnel by furnishing equity incentives to those employees (including officers), directors, and consultants upon whose efforts the success of the Company depends. As of the mailing date of this Proxy Statement, all employees, five non-employee directors, and several consultants are eligible to participate in the 2014 Plan.

Types of Awards.  The 2014 Plan permits the grant of the following types of awards, in the amounts and upon the terms determined by the Administrator:

•	Options. Options may either be incentive stock options (“ISOs”) which are specifically designated as such for purposes of compliance with Section 422 of the Internal Revenue Code or non-qualified stock options (“NSOs”). Options shall vest as determined by the Administrator, subject to certain statutory limitations regarding the maximum term of ISOs and the maximum value of ISOs that may vest in one year. The exercise price of each share subject to an ISO will be equal to or greater than the fair market value of a share on the date of the grant of the ISO, except in the case of an ISO grant to a stockholder who owns more than 10% of the Company’s outstanding shares, in which case the exercise price will be equal to or greater than 110% of the fair market value of a share on the grant date. The exercise price of each share subject to an NSO shall be determined by the Board at the time of grant but will be equal to or greater than the fair market value of a share on the date of grant. Recipients of options have no rights as a stockholder with respect to any shares covered by the award until the award is exercised and a stock certificate or book entry evidencing such shares is issued or made, respectively.
•	Restricted Stock Awards. Restricted stock awards consist of shares granted to a participant that are subject to one or more risks of forfeiture. Restricted stock awards may be subject to risk of forfeiture based on the passage of time or the satisfaction of other criteria, such as continued employment or Company performance. Recipients of restricted stock awards are entitled to vote and receive dividends attributable to the shares underlying the award beginning on the grant date.

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•	Restricted Stock Units. Restricted stock units consist of a right to receive shares (or cash, in the Administrator’s discretion) on one or more vesting dates in the future. The vesting dates may be based on the passage of time or the satisfaction of other criteria, such as continued employment or Company performance. Recipients of restricted stock units have no rights as a stockholder with respect to any shares covered by the award until the date a stock certificate or book entry evidencing such shares is issued or made, respectively.

Performance-Based Compensation.  For any of the above awards that are intended to qualify as “Performance-Based Compensation” under Section 162(m) of the Internal Revenue Code, the performance objectives shall be limited to any one, or a combination of, (i) revenue or net sales, (ii) operating income, (iii) net income (before or after taxes), (iv) earnings per share, (v) earnings before or after taxes, interest, depreciation and/or amortization, (vi) gross profit margin, (vii) return measures (including, but not limited to, return on invested capital, assets, capital, equity, sales), (viii) increase in revenue or net sales, (ix) operating expense ratios, (x) operating expense targets, (xi) productivity ratios, (xii) gross or operating margins, (xiii) cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity and cash flow return on investment), (xiv) working capital targets, (xv) capital expenditures, (xvi) share price (including, but not limited to, growth measures and total shareholder return), (xvii) appreciation in the fair market value or book value of the common stock, (xviii) debt to equity ratio or debt levels, and (xix) market share, in all cases including, if selected by the administrator, threshold, target and maximum levels.

Number of Shares.  The stock to be awarded or optioned under the 2014 Plan shall consist of authorized but unissued shares of common stock. The maximum aggregate number of shares of common stock reserved and available for awards under the 2014 Plan is Six Hundred Fifty Thousand (650,000). The following shares of common stock shall not reduce the pool of authorized shares and shall continue to be reserved and available to be granted pursuant to the Plan: (i) all or any portion of any outstanding restricted stock award or restricted stock unit that expires or is forfeited for any reason, or that is terminated prior to the vesting or lapsing of the risks of forfeiture on such award, and (ii) shares of common stock covered by an award to the extent the award is settled in cash. Any shares of common stock withheld to satisfy tax withholding obligations on an award, shares of common stock withheld to pay the exercise price of an option, and shares of common stock subject to a broker-assisted cashless exercise of an option shall reduce the pool of authorized shares.

Annual Award Limits.  For all awards intended to qualify as performance-based compensation pursuant to Section 162(m) of the Internal Revenue Code, the following maximum annual award limits apply: (i) the maximum number of shares of common stock subject to options granted in any one calendar year to any one participant shall be, in the aggregate, Seventy-Five Thousand (75,000) shares and (ii) the maximum grant with respect restricted stock awards and restricted stock units in any one calendar year to any one participant shall be, in the aggregate, Thirty-Five Thousand (35,000) shares.

Administration.  Subject to the terms of the 2014 Plan, the Administrator (as defined in the 2014 Plan) will have the discretion to:

•	make awards;
•	determine the terms and conditions of awards, including the number of shares subject to an award, vesting criteria, performance conditions and the manner of exercise;
•	prescribe the form of agreements to evidence awards;
•	interpret the 2014 Plan; and
•	make all other determinations necessary or advisable for the administration of the 2014 Plan or any agreement issued thereunder, to the extent permitted by law and the 2014 Plan.

The 2014 Plan will initially be administered by the Board of Directors of the Company; provided, however, that the Board may delegate some or all of the administration of the 2014 Plan to a Committee or Committees of non-employee directors.

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Amendments.  The Board may from time to time, insofar as permitted by law, suspend or discontinue the 2014 Plan or revise or amend it in any respect. However, to the extent required by applicable law or regulation or as except as provided under the 2014 Plan itself, the Board may not, without stockholder approval, revise or amend the 2014 Plan (i) to materially increase the number of shares subject to the 2014 Plan, (ii) to change the designation of participants, including the class of employees, eligible to receive awards, (iii) to decrease the price at which options may be granted, (iv) cancel, regrant, repurchase for cash, or replace options that have an exercise price in excess of the fair market value of the common stock, or amend the terms of outstanding options to reduce their exercise price, (v) to materially increase the benefits accruing to participants under the 2014 Plan, or (v) make any modification that will cause incentive stock options to fail to meet the requirements of Internal Revenue Code Section 422.

Term.  The Administrator may grant awards pursuant to the 2014 Plan until it is discontinued or terminated; provided, however, that ISOs may not be granted after September 18, 2024.

Change of Control.  Unless otherwise provided in the terms of an award, upon a change of control of the Company, as defined in the 2014 Plan, the administrator may provide for one or more of the following: (i) the acceleration of the exercisability, vesting, or lapse of the risks of forfeiture of any or all awards (or portions thereof), (ii) the complete termination of the 2014 Plan and the cancellation of any or all awards (or portions thereof) which have not been exercised, have not vested, or remain subject to risks of forfeiture, as applicable in each case as of the effective date of the change of control, (iii) that the entity succeeding the Company by reason of such change of control, or the parent of such entity, shall assume or continue any or all awards (or portions thereof) outstanding immediately prior to the change of control or substitute for any or all such awards (or portions thereof) a substantially equivalent award with respect to the securities of such successor entity, as determined in accordance with applicable laws and regulations, or (iv) that participants holding outstanding awards shall become entitled to receive, with respect to each share of common stock subject to such award (whether vested or unvested, as determined by the administrator pursuant to the 2014 Plan) as of the effective date of any such change of control, cash in amount equal to (1) for participants holding options, the excess of the fair market value of such common stock on the date immediately preceding the effective date of such change of control over the exercise price per share of options or (2) for participants holding awards other than options, the fair market value of such common stock on the date immediately preceding the effective date of such change of control. The administrator need not take the same action with respect to all awards (or portions thereof) or with respect to all participants.

Payment.  Upon exercise of an option granted under the 2014 Plan, and as permitted in the administrator’s discretion, the option holder may pay the exercise price in cash (or cash equivalent), by surrendering previously-acquired unencumbered shares of Company common stock, by withholding shares of Company common stock from the number of shares that would otherwise be issuable upon exercise of the option (e.g., a net share settlement), through broker-assisted cashless exercise (if compliant with applicable securities laws and any insider trading policies of the Company), another form of payment authorized by the Administrator, or a combination of any of the foregoing. If the exercise price is paid, in whole or in part, with Company common stock, the then-current fair market value of the stock delivered or withheld will be used to calculate the number of shares required to be delivered or withheld.

Transfer Restrictions.  Unless permitted by law and expressly permitted by the Administrator, no award made under the 2014 Plan will be transferable, other than by will or by the laws of descent and distribution. The Administrator may permit a recipient of an NSO to transfer the award by gift to his or her “immediate family” or to certain trusts or partnerships (as defined and permitted by applicable federal securities and tax laws).

New Plan Benefits.  The amount of future awards will be determined by the Administrator. The 2014 Plan does not require awards in specific amounts or to specific recipients or provide formulae to determine the amount or recipient of awards. As a result, the Company cannot determine the awards that will be made under the 2014 Plan or that would have been made in the past if the 2014 Plan had been in place. On October 1, 2014, the closing price of the Company’s Common Stock was $1.73.

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Federal Income Tax Matters

Options.  Under present law, an optionee will not recognize any taxable income on the date an NSO is granted pursuant to the 2014 Plan. Upon exercise of the option, however, the optionee must recognize, in the year of exercise, compensation taxable as ordinary income in an amount equal to the difference between the option price and the fair market value of Company common stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will receive an income tax deduction in its fiscal year in which NSOs are exercised equal to the amount of ordinary income recognized by those optionees exercising options, and must comply with applicable tax withholding requirements.

ISOs granted under the 2014 Plan are intended to qualify for favorable tax treatment under Section 422 of the Internal Revenue Code. Under Section 422, an optionee recognizes no compensation that is taxable as ordinary income when the option is granted. Further, the optionee generally will not recognize any compensation that is taxable as ordinary income when the option is exercised if he or she has at all times from the date of the option’s grant until three months before the date of exercise been an employee of the Company. The Company generally is not entitled to any income tax deduction upon the grant or exercise of an incentive stock option. Certain other favorable tax consequences may be available to the optionee if he or she does not dispose of the shares acquired upon the exercise of an incentive stock option for a period of two years from the granting of the option and one year from the receipt of the shares.

Restricted Stock Awards.  Generally, no income is taxable to the recipient of a restricted stock award in the year that the award is granted. Instead, the recipient will recognize compensation taxable as ordinary income equal to the fair market value of the shares in the year in which the risks of forfeiture restrictions lapse. Alternatively, if a recipient makes an election under Section 83(b) of the Internal Revenue Code, the recipient will, in the year that the restricted stock award is granted, recognize compensation taxable as ordinary income equal to the fair market value of the shares on the date of the award. The Company normally will receive a corresponding deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Restricted Stock Units.  A recipient of restricted stock units will generally recognize compensation taxable as ordinary income in an amount equal to the fair market value of the shares (or the amount of cash) distributed to settle the restricted stock units on the vesting date(s). The Company normally will receive a corresponding deduction at the time of vesting, equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Code Section 409A.  Depending in part on particular Award terms and conditions, certain Awards under the 2014 Plan, may be considered non-qualified deferred compensation subject to the requirements of Code Section 409A. If the terms of such Awards do not meet the requirements of Code Section 409A, the violation of Code Section 409A may result in an additional 20% tax obligation, plus penalties and interest for such participant.

Section 162(m) of the Internal Revenue Code.  Section 162(m) generally limits the corporate tax deduction for compensation paid to executive officers that is not “performance-based” to $1,000,000 per executive officer. “Performance based” compensation meeting certain requirements is not counted against the $1,000,000 limit and generally remains fully deductible for tax purposes. One of the requirements for compensation to be considered performance-based under the tax laws is that the Company must obtain stockholder approval every five years of the material terms of performance goals for such compensation. In accordance with Internal Revenue Service rules, the material terms that the stockholders approve constitute the framework for the Company to establish programs and awards under which compensation provided by the Company can qualify as “performance-based” compensation for purposes of the tax laws. Stockholder approval of the employees eligible to receive performance-based awards, the general performance goals specified in the 2014 Plan and the maximum amounts that may be awarded under the 2014 Plan, but not the specific targeted levels of performance, will qualify the incentive awards under the 2014 Plan as “performance-based” compensation. We anticipate that stockholder approval of the 2014 Plan will allow tax deductibility of performance-based awards granted under the 2014 Plan for the next five years, at which point Section 162(m) will require further stockholder approval of these goals.

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The foregoing is only a summary of the effect of U.S. federal income taxation with respect to the grant and exercise of awards under the 2014 Plan. It does not purport to be complete, and does not discuss the tax consequences of an individual’s death or the provisions of the income tax laws of any municipality, state or foreign country in which any eligible individual may reside.

Other Information

Other than as a result of their right to participate in the 2014 Plan, no person who was a director or executive officer of the Company in the year ended June 30, 2014 or who is a nominee for director at the 2015 Annual Meeting, or any associate of theirs, has any substantial interest in this proposal.

Required Vote and Board Recommendation

The Board recommends that you vote “FOR” the proposal to approve the Electromed, Inc. 2014 Equity Incentive Plan. Approval of the proposal requires the affirmative vote of a majority of the voting power of the shareholders present, whether in person or by proxy, and entitled to vote at the Annual Meeting, provided that a quorum is present.

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RATIFICATION OF THE APPOINTMENT OF MCGLADREY LLP AS THE COMPANY’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTANT
(Proposal 4)

The Board, acting on the recommendation of the Company’s Audit Committee, has selected McGladrey LLP (“McGladrey”) as the Company’s independent registered public accountant for the fiscal year ending June 30, 2015. McGladrey was the Company’s independent registered public accountant for the 2014 fiscal year.

Notwithstanding its selection of McGladrey, the Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its shareholders. If the appointment of McGladrey is not ratified by our shareholders, the Audit Committee may reconsider whether it should appoint another independent registered public accounting firm.

A representative of McGladrey is expected to be present at the Annual Meeting. Such representative will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions regarding preparation of the Company’s financial statements.

Audit Fees

The following table presents fees billed by McGladrey to the Company for the audit of the Company’s annual financial statements, the review of the Company’s interim financial statements, and various other audit and non-audit services provided in connection with the fiscal years ended June 30, 2014 and June 30, 2013.

Category	Fiscal Year	Fees
Audit Fees(1)	2014	$115,325
	2013	$109,860

(1)	Audit fees included the annual audits and quarterly reviews of the Company’s financial statements.

McGladrey provided no other services to the Company in either fiscal 2014 or fiscal 2013 that are not included above.

Audit Committee Pre-Approval

Pursuant to its written charter, the Audit Committee is responsible for pre-approving all audit and permitted non-audit services to be performed for the Company by its independent registered public accounting firm or any other auditing or accounting firm. During the year, circumstances may arise that will require the engagement of the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, we will obtain pre-approval of the Audit Committee before engaging the independent registered public accounting firm.

All audit services and audit-related services incurred during fiscal 2014 were pre-approved by our Audit Committee.

Required Vote and Board Recommendation

The Board recommends that you vote “FOR” the ratification of the appointment of McGladrey LLP as the Company’s independent registered public accountant for the 2015 fiscal year. Approval of the proposal requires the affirmative vote of a majority of the voting power of the shareholders present, whether in person or by proxy, and entitled to vote at the Annual Meeting, provided that a quorum is present.

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APPROVAL, ON AN ADVISORY BASIS, OF NAMED EXECUTIVE OFFICER COMPENSATION
(Proposal 5)

The Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act require that we provide our shareholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC.

We seek to closely align the interests of our named executive officers with the interests of our shareholders. We designed our compensation program to reward our named executive officers for their individual performance and contributions to our overall business objectives, and for achieving and surpassing the financial goals set by our Personnel and Compensation Committee and our Board.

The vote on this resolution is not intended to address any specific element of compensation. Instead, the vote relates to the overall compensation of our named executive officers, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC.

Accordingly, we ask our shareholders to vote on the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the summary compensation table and the other related tables and disclosure.”

While the Board and especially the Personnel and Compensation Committee intend to carefully consider the results of the voting on this proposal when making future decisions regarding executive compensation, the vote is not binding on the Company, the Personnel and Compensation Committee or the Board and is advisory in nature. To the extent there is any significant vote against the compensation of our named executive officers in this Proposal 5, the Personnel and Compensation Committee will evaluate what actions may be necessary to address our shareholders’ concerns.

Required Vote and Board Recommendation

The Board recommends that you vote “FOR” the approval of the compensation of the named executive officers. Approval of the proposal requires the affirmative vote of a majority of the voting power of the shareholders present, whether in person or by proxy, and entitled to vote at the Annual Meeting, provided that a quorum is present. This vote is advisory and is not binding on the Company, the Board or the Personnel and Compensation Committee.

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CORPORATE GOVERNANCE

Independence

Our Board consists of a majority of independent directors. Our Board has determined that six of our seven current directors and director nominees are or will be independent directors, as defined under the applicable regulations of the SEC and the NYSE MKT. The six independent directors and director nominees are Stephen H. Craney, William V. Eckles, Darrel L. Kloeckner, Dr. George Winn, Lee A. Jones, and Stan Erickson. The Board has determined that Kathleen Skarvan is not independent due to her role as the Chief Executive Officer of the Company. Our Board also considered that the Company has made payments of approximately $237,000, $321,000, and $597,000 during our 2014, 2013, and 2012 fiscal years, respectively, to RiverSide Electronics, Ltd. (“RiverSide”), an entity which is solely owned by Mr. Craney, in exchange for electronic parts. The Board determined that the terms of its transactions with RiverSide were consistent with what could be obtained in an arm’s length transaction with an unrelated party and that the transactions did not exceed 5% of RiverSide’s consolidated gross annual revenues for the applicable fiscal years. The Board also considered that Mr. Eckles is the chief executive officer and owns approximately 20% of the outstanding stock of Blue Earth Valley Communications (“Blue Earth”), an entity from which the Company has purchased approximately $34,000, $25,000 and $25,000 of telecommunications services in each of fiscal year 2014, 2013 and 2012, respectively, and from which the Company, through a lease with a wholly-owned subsidiary of Blue Earth, leases industrial space for annual rent of approximately $60,000. The Board determined that the terms of the Company’s transactions with Blue Earth were consistent with what could be obtained in an arm’s length transaction with an unrelated party and that the transactions did not exceed 5% of Blue Earth’s consolidated gross annual revenues for the applicable fiscal years.

Code of Ethics

The Board has approved a Code of Ethics and Business Conduct (the “Code of Ethics”) that applies to all employees, directors, and officers, including the Chief Executive Officer and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer). The Code of Ethics is available in the “Investor Relations” section of our website at www.electromed.com. We intend to disclose on our website, www.electromed.com, any amendment to or waiver from any provision of the Code of Ethics that applies to our Chief Executive Officer or Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer), and that relates to any element of the Code of Ethics identified in Item 406(b) of Regulation S-K. Such disclosure will be provided promptly following the date of the amendment or waiver.

Director Attendance at Annual Meetings

Directors’ attendance at annual meetings can provide shareholders with an opportunity to communicate directly with members of the Board about matters concerning the Company. The Company encourages all directors to attend the Company’s annual meetings, but it does not have a formal attendance policy. All of the Company’s current directors attended the Fiscal 2014 Annual Meeting of Shareholders, with the exception of Lee A. Jones, who was not a director at the time.

Board Leadership Structure

We have separate individuals serving as Chairman of the Board and as Chief Executive Officer because we believe independent directors and management have different perspectives and roles in strategy development. The Chief Executive Officer is responsible for setting the strategic direction of the Company and managing the day-to-day leadership and performance of the Company, while the Chairman provides guidance to the Chief Executive Officer, sets the agenda for meetings of the Board and presides over meetings of the full Board. We believe this structure promotes active participation of the independent directors and strengthens the role of the Board in fulfilling its oversight responsibility and fiduciary duties to our shareholders while recognizing the day-to-day management direction of the Company by the Chief Executive Officer.

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Risk Oversight

It is management’s responsibility to manage risk and bring to the Board’s attention the most material risks to the Company. The Board has oversight responsibility of the processes established to report and monitor systems for material risks applicable to the Company. The Audit Committee provides oversight of management with respect to enterprise-wide risk management, which focuses primarily on risks relating to the Company’s ability to maintain appropriate levels of credit and insurance coverage, financial and accounting risks, and legal and compliance risks, including oversight of internal controls over financial reporting. In addition, the Personnel and Compensation Committee considers risks related to the attraction and retention of talent and risks relating to the design of compensation programs and arrangements. The Nominating and Governance Committee considers risks and best practices relating to corporate governance policies and procedures. The full Board considers strategic risks and opportunities and regularly receives detailed reports from management and the committees, with respect to their areas of responsibility for risk oversight.

Board and Committee Meetings

During the 2014 fiscal year, the Board held four formal meetings. In addition, directors frequently communicate with each other informally and, when appropriate, take action by written consent of all directors, or in the case of an action that does not require shareholder approval, the number of directors required to take the action at a meeting, as permitted by the Minnesota Business Corporation Act and the Company’s Articles of Incorporation, as amended. Each director attended at least 75% of the total number of Board meetings held during the 2014 fiscal year and the total number of meetings held by all committees on which the director served during the 2014 fiscal year.

Committee Membership

The Board has three standing committees: the Audit Committee, the Personnel and Compensation Committee, and the Nominating and Governance Committee. The following table sets forth the current membership of each of the Company’s standing committees:

Audit Committee	Personnel and Compensation Committee	Nominating and Governance Committee
Darrel L. Kloeckner (Chair)	Stephen H. Craney (Chair)	William V. Eckles (Chair)
Stephen H. Craney	William V. Eckles	Stephen H. Craney
William V. Eckles	Dr. George H. Winn	Darrel L. Kloeckner

Following the Annual Meeting, Stan Erickson will replace Darrel L. Kloeckner as both the Audit Committee chair and a member of the Nominating and Governance Committee and Lee A. Jones will replace William V. Eckles on the Personnel and Compensation Committee and Stephen H. Craney on the Nominating and Governance Committee.  Our Board has evaluated independence for the members of each committee in accordance with NYSE MKT rules and, with respect to the members of the Audit Committee, Rule 10A-3 of the Exchange Act. The membership and responsibilities of each committee complies with the listing requirements of the NYSE MKT.

Audit Committee

Our Audit Committee currently consists of Darrel L. Kloeckner (Chair), Stephen H. Craney, and William V. Eckles. After the annual meeting, the Audit Committee will consist of Stan Erickson (Chair), Stephen H. Craney, and William V. Eckles. Under its charter, the Audit Committee must consist of at least three independent directors and its composition must otherwise satisfy NYSE MKT and SEC requirements applicable to audit committees. The principal functions of the Audit Committee are to evaluate and review the Company’s financial reporting process and systems of internal controls. The Audit Committee evaluates the independence of the Company’s independent registered public accountant, recommends selection of the Company’s independent registered public accountant to the Board, approves fees to be paid to our independent registered public accountant, and reviews the Company’s financial statements with management and the independent registered public accountant. The Audit Committee has recommended to the Board the appointment of McGladrey LLP to serve as the Company’s independent registered public accountant for the 2015 fiscal year. The Audit Committee operates under a written charter approved by the Board and most recently amended on May 30, 2012, a copy of which is available in the “Investor Relations” section of the Company’s website at www.electromed.com. The Audit Committee held four formal meetings during the 2014 fiscal year.

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The Board has determined that Darrell Kloeckner is currently, and, following the Annual Meeting, Stan Erickson will be, the “audit committee financial expert” as defined by Item 407(d)(5) of Regulation S-K under the Securities Act of 1933, as amended.

Audit Committee Independence

SEC and NYSE MKT rules require our Audit Committee to be made up entirely of independent directors. Our Board has affirmatively determined that Mr. Craney, Mr. Eckles, Mr. Erickson and Mr. Kloeckner meet the definition of “independent director” for purposes of serving on an audit committee under NYSE MKT Rule 803 and Exchange Act Rule 10A-3.

Audit Committee Review of Related Party Transactions

The charter for the Audit Committee provides that the Audit Committee will review and approve in advance any related party transaction of the type required to be disclosed by Item 404 of Regulation S-K. In determining whether to approve or ratify a transaction with a related party, the Audit Committee considers all of the relevant facts and circumstances available to it, including, among any other factors it deems appropriate: (i) the benefits to the Company of the transaction; (ii) the nature of the related party’s interest in the transaction; (iii) whether the transaction would impair the judgment of a director or executive officer to act in the best interests of the Company and our shareholders; (iv) the potential impact of the transaction on a director’s independence; and (v) whether the transaction is on terms no less favorable than terms generally available to an unrelated third party under the same or similar circumstances. If a member of the Audit Committee is a related party with respect to a transaction under review, he abstains from voting on the approval of the transaction. We believe the terms of any of the transactions and agreements described under the heading “CERTAIN TRANSACTIONS AND BUSINESS RELATIONSHIPS” are at least as favorable to us as could be obtained in an arm’s length transaction with an unrelated party.

Report of the Audit Committee

The following report of the Audit Committee shall not be deemed to be filed with the Securities and Exchange Commission (“SEC”) or incorporated by reference in any previous or future documents filed by the Company with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the reference in any such document.

In accordance with its written charter adopted by the Board, as amended, the Audit Committee assists the Board with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. The Audit Committee charter is available in the “Investor Relations” section of our website at www.electromed.com. The charter was adopted on April 20, 2010 and most recently amended on May 30, 2012. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

(1) reviewed and discussed the audited financial statements with management and the independent registered public accountants;

(2) discussed with the independent registered public accountants the material required to be discussed by Statement on Auditing Standards No. 61, as amended by Auditing Standard No. 114, (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the PCAOB in Rule 3200T; and

(3) received the written disclosures and the letter from the independent registered public accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent registered public accountant the independent accountant’s independence.

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Based upon the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2014, as filed with the Securities and Exchange Commission.

Audit Committee

Darrel L. Kloeckner (Chair)
Stephen H. Craney
William V. Eckles

Personnel and Compensation Committee

The current members of the Personnel and Compensation Committee are Stephen H. Craney (Chair), William V. Eckles and Dr. George H. Winn. After the annual meeting, the Personnel and Compensation Committee will consist of Stephen H. Craney (Chair), Lee A. Jones and Dr. George H. Winn. Our Board has affirmatively determined that each of Mr. Craney, Mr. Eckles, Ms. Jones and Dr. Winn meet the definition of “independent director” for purposes of serving on a compensation committee under NYSE MKT Rule 805.

The Board has authorized the Personnel and Compensation Committee to, among other duties, develop the Company’s compensation strategy, review compensation policies and plans for the Company’s executive officers, and administer the Company’s compensation plans. Neither the Personnel and Compensation Committee nor the Board engages compensation consultants to assist in determining or recommending the amount or form of compensation for executive officers or directors. The Chief Executive Officer may give the committee input in regard to the compensation of the Chief Financial Officer, but the Chief Executive Officer is not present during voting or deliberations relating to her own compensation. The committee operates under a written charter adopted April 20, 2010 and most recently amended November 22, 2013, which is available in the “Investor Relations” section of our website at www.electromed.com. The Personnel and Compensation Committee held four formal meetings during the 2014 fiscal year.

Nominating and Governance Committee

The current members of the Nominating and Governance Committee are William V. Eckles (Chair), Stephen H. Craney, and Darrel L. Kloeckner. After the annual meeting, the Nominating and Governance Committee will consist of William V. Eckles (Chair), Lee A. Jones, and Stan Erickson. Our Board has affirmatively determined that each of Mr. Eckles, Mr. Craney, Mr. Kloeckner, Ms. Jones and Mr. Erickson meet the definition of “independent director” for purposes of serving on a nominating committee under NYSE MKT Rule 804.

Our Nominating and Governance Committee is responsible for oversight of our corporate governance policies and procedures, our codes of conduct and other corporate governance matters. In addition, our Nominating and Governance Committee makes recommendations to our Board regarding candidates for directorships and the size and composition of our Board and its committees. The Nominating and Governance Committee acts pursuant to a written charter, which was adopted April 20, 2010 and most recently amended May 30, 2012. The charter is available in the “Investor Relations” section of our website at www.electromed.com. The Nominating and Governance Committee held five formal meetings during the 2014 fiscal year.

Director Nominations

Director nominees are recommended to the full Board by the Nominating and Governance Committee. Shareholders may recommend a nominee to be considered by the Nominating and Governance Committee by submitting a written proposal to the Chairman of the Board, at 500 Sixth Avenue Northwest, New Prague, Minnesota 56071. The proposal should include the following information:

•	the full name and address of the shareholder or group submitting the recommendation;

•	the number of shares of common stock of the Company owned (beneficially and of record) by the shareholder or group submitting the recommendation and the date such shares were acquired (together with satisfactory evidence of the duration of ownership, as provided by SEC rules, if the shareholder or group is not a registered holder);

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•	the full name and address of the director nominee;

•	the age of the director nominee;

•	a five-year business history of the director nominee;

•	the amount of common stock of the Company owned (beneficially and of record) by the director nominee;

•	whether the director nominee can read and understand basic financial statements;

•	the director nominee’s other board memberships, if any;

•	any family relationships between the director nominee and any executive officer or current director of the Company;

•	any business transactions between the director nominee or the candidate’s business and the Company;

•	a written consent of the director nominee to be named in the Company’s proxy statement and to serve as a director if elected; and

•	a written consent of the shareholder or group to be named in the Company’s proxy statement.

When selecting candidates for recommendation to the Board, the Nominating and Governance Committee will consider the attributes of the candidates and the needs of the Board and will review all candidates in the same manner, regardless of the source of the recommendation. In evaluating director nominees, the Nominating and Governance Committee seeks to confirm that candidate meets certain minimum qualifications, including being able to read and understand basic financial statements, being familiar with our business and industry, having high moral character and mature judgment, and possessing the ability to work collegially with others. In addition, factors such as the following are also considered:

•	appropriate size and diversity of the Board;

•	needs of the Board with respect to particular talent and experience;

•	knowledge, skills and experience of nominee;

•	experience in domestic and international business matters;

•	familiarity with legal and regulatory requirements;

•	familiarity with accounting rules and practices; and

•	the desire to balance the benefit of continuity with the periodic injection of the fresh perspective provided by a new member.

The Nominating and Governance Committee does not have a formal diversity policy at this time. However, as summarized above, the Nominating and Governance Committee seeks to nominate candidates with a diverse range of knowledge, experience, skills, expertise, and other qualities that will contribute to the overall effectiveness of the Board. Moreover, potential nominees are not discriminated against on the basis of sex, religion, national origin, sexual orientation, disability or other basis proscribed by law.

SECURITY HOLDER COMMUNICATIONS TO THE BOARD OF DIRECTORS

Any shareholder wishing to communicate with the Board about any matter involving the business or operations of the Company should send the communication, in written form, to the Chief Executive Officer of the Company at the Company’s principal place of business at 500 Sixth Avenue Northwest, New Prague, Minnesota 56071. The Chief Executive Officer will promptly send the communication to each member of the Board.

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COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of Exchange Act requires the Company’s executive officers and directors, and persons who own more than ten percent of the Company’s common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders (“Insiders”) are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company, or written representations from Insiders that no other reports were required, the Company believes that during the fiscal year ended June 30, 2014, all Form 3, Form 4 and Form 5 filing requirements were met.

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS, DIRECTORS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our outstanding common stock by (i) each person known to Electromed, Inc. to beneficially own more than 5% of the outstanding shares of common stock (ii) each of our named executive officers (as defined in the section of this Proxy Statement entitled “EXECUTIVE COMPENSATION”); (iii) each of our current directors and director nominees; and (iv) all of our executive officers, current directors, and director nominees as a group.

The percentage ownership information shown in the table is based upon 8,114,252 shares outstanding as of October 1, 2014.

Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Except as otherwise noted below, the address for each person or entity listed in the table is c/o Electromed, Inc., 500 Sixth Avenue Northwest, New Prague, Minnesota 56071.

Name	Number of Shares Beneficially Owned	Percentage of the Class Beneficially Owned(1)
5% Shareholders
Thomas M. Hagedorn(2)	793,108	9.8%
Craig N. Hansen(3)	473,180	5.8%
Officers & Directors
Kathleen S. Skarvan(4)	42,323	*
Jeremy T. Brock(5)	28,667	*
Stephen H. Craney	465,730	5.7%
William V. Eckles(6)	89,811	1.1%
Darrel L. Kloeckner	50,000	*
George H. Winn, DDS(7)	592,708	7.3%
Lee A. Jones	—	*
Stan Erickson	—	*
Executive Officers and Directors as a Group (7 persons)	1,269,239	15.6%

* Indicates ownership of less than 1%.

(1)	Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of October 1, 2014, or within 60 days of such date, are treated as outstanding only when determining the percent owned by such individual and when determining the percent owned by a group.
(2)	The address for Mr. Hagedorn is 31 SE 10th Avenue, Ft. Lauderdale, FL 33301.
(3)	The address for Mr. Hansen is 6430 Fox Path, Chanhassen, MN 55317. Mr. Hansen’s ownership includes 13,585 shares held directly by his spouse.

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(4)	Includes options to purchase 18,334 shares, which are exercisable within 60 days of October 1, 2014.
(5)	Includes options to purchase 28,667 shares, which are exercisable within 60 days of October 1, 2014.
(6)	Includes 85,311 shares held indirectly through Blue Earth Cellular, LLC. Mr. Eckles has shared voting and investment power over such shares. Mr. Eckles disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.
(7)	Includes 446,303 shares held indirectly by G & J Winn Family LLLP. Dr. Winn has shared voting and investment power over such shares.

EXECUTIVE COMPENSATION

Executive Compensation Components for Fiscal 2014

During our 2014 fiscal year, we had two named executive officers, as that term is defined under Item 402(m)(2) of Regulation S-K: Kathleen Skarvan, 58, who became our Chief Executive Officer effective December 1, 2012; and Jeremy T. Brock, 35, our Chief Financial Officer.

We provide a compensation package to our executive officers, including base salary, cash incentive compensation, certain perquisites and participation in benefit arrangements that are generally available to all salaried employees, such as health and retirement plans. Historically, we have also periodically awarded our executive officers with long-term equity incentive grants in the form of warrants or stock options. Pursuant to their employment agreements, our executives are eligible to participate in any employee benefit plan that provides opportunities to earn equity incentive compensation. Accordingly, our executives are eligible to participate in our 2012 Stock Incentive Plan and the Board may grant equity awards to the executives thereunder.

Base Salary

During our 2014 fiscal year, our Chief Executive Officer and Chief Financial Officer earned base salaries of $210,000 and $150,000, respectively. During our 2014 fiscal year, our Chief Executive Officer served pursuant to an employment agreement dated December 1, 2012, as amended effective July 1, 2013, and our Chief Financial Officer served pursuant to an amended and restated employment agreement dated November 22, 2012. Amended and restated employment agreements were entered into with each of our executive officers subsequent to June 30, 2014. During our 2013 fiscal year, our Chief Executive Officer and Chief Financial Officer earned base salaries of $210,000 and $145,000, respectively.

Base salaries for our executive officers are determined and paid on a fiscal-year basis. In order to provide its recommendations regarding base salaries, the Personnel and Compensation Committee reviews individual performance and our operating results and considers compensation data for medical device manufacturing companies located in the Midwest. The Personnel and Compensation Committee also considers the Chief Executive Officer’s recommendations as to compensation for the Company’s other executive officers. The Personnel and Compensation Committee uses a subjective process to set base salaries and does not specifically weight any factors. Based upon the information reviewed by the Personnel and Compensation Committee, the Committee makes a recommendation with respect to compensation for the Company’s executive officers and the Board sets the compensation for each of the executive officers based on the information and recommendation provided by the Personnel and Compensation Committee.

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Cash Incentive Compensation

Our Chief Executive Officer and Chief Financial Officer were each eligible to earn cash incentive compensation during our fiscal 2014 and fiscal 2013 years, pursuant to their respective employment agreements. For fiscal year 2014, cash incentive compensation for the Chief Executive Officer was payable in a maximum aggregate amount of 30% of Ms. Skarvan’s base salary based upon achievement of certain goals and milestones related to financial and operational performance, as set forth in the Fiscal 2014 Officer Bonus Plan established by the Personnel and Compensation Committee of the Board. Cash incentive compensation for the Chief Financial Officer was payable in a maximum aggregate amount of 20% of Mr. Brock’s base salary based upon achievement of certain goals and milestones related to financial and operational performance, as set forth in the Fiscal 2014 Officer Bonus Plan established by the Personnel and Compensation Committee of the Board. No cash incentive compensation was paid during our 2014 fiscal year.

During our fiscal 2013 year, cash incentive compensation for the Chief Executive Officer was payable in a maximum aggregate amount of 20% of Ms. Skarvan’s base salary based upon achievement of certain goals and milestones related to financial and operational performance, as set forth in a CEO bonus plan established by the Personnel and Compensation Committee of the Board. Cash incentive compensation for the Chief Financial Officer was payable in a maximum aggregate amount of 20% of Mr. Brock’s base salary based upon achievement of certain goals and milestones related to financial and operational performance, as set forth in a CFO bonus plan established by the Personnel and Compensation Committee of the Board. On May 10, 2013, both the Chief Executive Officer and Chief Financial Officer agreed to forego any cash incentive compensation that each would otherwise be entitled to for fiscal year 2013, and, as a result, no cash incentive compensation was paid during our 2013 fiscal year.

Equity Incentive Compensation

During our 2014 fiscal year, we granted options to purchase our common stock to our Chief Executive Officer and Chief Financial Officer. Pursuant to the terms of her amended employment agreement, dated July 1, 2013, we awarded Ms. Skarvan options to purchase 15,000 shares of the Company’s common stock pursuant to the Company’s 2012 Stock Incentive Plan. The option has an exercise price of $1.31 per share, has a 10-year term, and vests as to 5,000 shares on the last day of each of the Company’s fiscal years ending June 30, 2014, 2015 and 2016. Pursuant to the terms of his amended and restated employment agreement, dated November 22, 2012, we awarded Mr. Brock options to purchase 10,000 shares of the Company’s common stock pursuant to the Company’s 2012 Stock Incentive Plan. The option has an exercise price equal to $1.31 per share, has a 10-year term, and vests as to 3,333 shares on the last day of each of the Company’s fiscal years ending June 30, 2014, 2015 and 2016 (as to the final 3,334 shares).

During our 2013 fiscal year, we granted options to purchase our common stock to our Chief Executive Officer and Chief Financial Officer. Pursuant to the terms of her employment agreement, dated December 1, 2012, we awarded Ms. Skarvan options to purchase 20,000 shares of the Company’s common stock pursuant to the Company’s 2012 Stock Incentive Plan. The option has an exercise price of $1.75 per share, has a 10-year term, and vests as to 6,667 shares on the last day of each of the Company’s fiscal years ending June 30, 2013, 2014 and 2015 (as to the final 6,666 shares). Pursuant to the terms of his amended and restated employment agreement, dated November 22, 2012, we awarded Mr. Brock options to purchase 20,000 shares of the Company’s common stock pursuant to the Company’s 2012 Stock Incentive Plan. The option has an exercise price of $1.59 per share, has a 10-year term, and vests as to 6,667 shares on the last day of each of the Company’s fiscal years ending June 30, 2013, 2014 and 2015 (as to the final 6,666 shares).

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Perquisites and Other Benefits

We believe that providing perquisites to our executive officers is beneficial because it improves our ability to retain qualified leaders and is consistent with the practice of similarly-sized companies in our industry. Our executive officers are eligible to participate in our group health and life insurance plans and receive matching contributions to a 401(k) plan, which are benefits that are generally available to all of our salaried employees. The goal of these programs is to promote health and welfare benefits. In addition, the employment agreements executed by our Chief Executive Officer and our Chief Financial Officer provide for monthly automobile allowances on behalf of such officers, and our employment agreement with our Chief Executive Officer provides for a monthly housing allowance. The aggregate annual value of these perquisites for each of our named executive officers was less than $10,000 during each of the last two fiscal years.

Employment Agreements for our Named Executive Officers

Chief Executive Officer

Effective December 1, 2012, we entered into an employment agreement with our Chief Executive Officer, Kathleen S. Skarvan, which provided for an initial annualized base salary of $210,000, which was subject to annual review by the Board, and a bonus in the maximum aggregate amount of 20% of Ms. Skarvan’s base salary based upon achievement of certain goals and milestones related to financial and operational performance, as set forth in a CEO bonus plan established by the Personnel and Compensation Committee of the Board. Ms. Skarvan subsequently agreed to forego any bonus earned in fiscal year 2013. Ms. Skarvan was also eligible for paid time off, participation in any other employee benefit plans generally available to the Company’s employees, and certain other benefits as set forth in the agreement.

The agreement also provided for a non-qualified stock option grant to purchase 20,000 shares of the Company’s common stock pursuant to the Company’s 2012 Stock Incentive Plan. The option has an exercise price equal to $1.75 per share, has a 10-year term, and vests as to 6,667 shares on the last day of each of the Company’s fiscal years ending June 30, 2013, 2014 and 2015 (as to the final 6,666 shares). The option is governed by the plan and the option award agreement.

The agreement had an initial term of employment beginning December 1, 2012 and continuing through the end of calendar year 2013. After the initial term, the agreement would renew for successive one-year periods, unless terminated in accordance with the terms of the agreement. The agreement was terminable at any time by either party. If the agreement was terminated by the Company without cause or by Ms. Skarvan for good reason (as both are defined in the agreement), the Company may have been required to pay severance to Ms. Skarvan in a lump sum equal to one year of her then-current base salary. If the agreement was terminated by Ms. Skarvan within six months following a change in control (as defined in the agreement) or by the Company following a change in control, provided that such change in control occur subsequent to the Company’s Fiscal 2013 Annual Meeting of Shareholders, the Company may have been required to pay severance to Ms. Skarvan in a lump sum equal to one year of her then-current base salary. If a change in control occurred before, at or as a result of actions taken by shareholders at the Company’s Fiscal 2013 Annual Meeting of Shareholders, no severance would be paid to Ms. Skarvan. Any severance paid to Ms. Skarvan would be paid in exchange for Ms. Skarvan’s release of claims against the Company and her compliance with the separate Non-Competition Agreement.

The agreement defined “cause” as a material failure to perform job duties competently; gross misconduct that damages the Company; fraud, misappropriation, or embezzlement by the employee; conviction of a felony crime or a crime of moral turpitude; unethical conduct in the course of employment; or a material breach of the employment agreement. The agreement defined “good reason” as a material diminution in the employee’s responsibilities, authority or duties; a material diminution in the employee’s salary, other than pursuant to a reduction in the salary for all executive employees of the Company; or a material breach of the employment agreement by the Company. The agreement defined “change of control” as a “change in ownership,” “change in effective control,” or “change in ownership of a substantial portion of the assets,” each as described in applicable treasury regulations.

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In addition to the agreement, the Company and Ms. Skarvan entered into a Non-Competition, Non-Solicitation and Confidentiality Agreement dated effective December 1, 2012, pursuant to which Ms. Skarvan agreed that during the term of her employment and for the 12 months following her termination with the Company, that she will not (i) compete with the Company or (ii) solicit any customers, employees, or business contacts of the Company.

Ms. Skarvan’s employment agreement was amended effective July 1, 2013 to provide that Ms. Skarvan was eligible for a bonus in the maximum aggregate amount of 30% of Ms. Skarvan’s base salary based upon achievement of certain goals and milestones related to financial and operational performance, as set forth in an officer bonus plan established by the Personnel and Compensation Committee of the Board. The agreement, as amended, also provided for a non-qualified stock option to purchase 15,000 shares of the Company’s common stock pursuant to the Company’s 2012 Stock Incentive Plan. The option has an exercise price equal to $1.31 per share, has a 10-year term, and vests as to 5,000 shares on the last day of each of the Company’s fiscal years ending June 30, 2014, 2015 and 2016. The option is governed by the plan and the option award agreement.

On July 10, 2014, the Company and Ms. Skarvan entered into an Amended and Restated Employment Agreement (the “Skarvan Employment Agreement”). The Skarvan Employment Agreement is effective July 1, 2014, and amends and restates the prior employment agreement between the Company and Ms. Skarvan, effective December 1, 2012, as amended July 1, 2013.

The Skarvan Employment Agreement provides for a renewed term of employment, commencing July 1, 2014 and continuing through June 30, 2016, automatically renewing for successive one-year periods, unless terminated earlier in accordance with the Skarvan Employment Agreement. The Company has also agreed to pay Ms. Skarvan an annualized base salary of $216,993, which is subject to annual review by the Company’s Board of Directors. Ms. Skarvan is also eligible for a raise of such base salary. Such raise is to be negotiated in good faith and shall not be less than 0.0333 of her then-current base salary upon completion of one year of service, subject to approval by the Board of Directors following review of the Company’s progress toward meeting performance goals.

For the fiscal years ending June 30, 2015 and June 30, 2016, Ms. Skarvan is eligible to receive a bonus in the maximum aggregate amount of 40% of her base salary, if she achieves the goals and milestones set forth in the CEO Bonus Plan implemented for each fiscal year. Non-equity incentive compensation in future years will be determined by the Personnel and Compensation Committee or the Board of Directors.

Additionally, on July 10, 2014, Ms. Skarvan was granted a non-qualified stock option to purchase 50,000 shares of the Company’s common stock pursuant to the Company’s 2012 Stock Incentive Plan, with an exercise price equity to the fair market value of the Company’s common stock on the date of grant, a 10-year term, and vesting as to 16,667 shares on the last date of each of the Company’s fiscal years ending June 30, 2015, 2016, and 2017 (as to the final 16,666 shares). The option is governed by the 2012 Stock Incentive Plan and the form of non-qualified stock option agreement.

The Skarvan Employment Agreement may be terminated at any time by either party. If the Skarvan Employment Agreement is terminated by the Company without cause or by Ms. Skarvan for good reason (as both are defined in the Employment Agreement), the Company may be required to pay severance to Ms. Skarvan in a lump sum equal to one year of her then-current base salary. If the Skarvan Employment Agreement is terminated by Ms. Skarvan within six months following a change in control (as defined in the Skarvan Employment Agreement), the Company may be required to pay severance to Ms. Skarvan in a lump sum equal to one year of her then-current base salary. Any severance paid to Ms. Skarvan will be paid in exchange for Ms. Skarvan’s release of claims against the Company and her compliance with the separate Non-Competition, Non-Solicitation, and Confidentiality Agreement between Ms. Skarvan and the Company, dated December 1, 2012.

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Chief Financial Officer

Effective November 22, 2012, we entered into an amended and restated employment agreement with Mr. Brock, which amended and restated in its entirety his prior employment agreement. The amended and restated agreement provided for an initial annualized base salary of $145,000, subject to periodic review by the Board. The agreement also provided for a bonus in the maximum aggregate amount of 20% of Mr. Brock’s base salary based upon achievement of certain goals and milestones related to financial and operational performance, as set forth in an officer bonus plan established by the Personnel and Compensation Committee of the Board. Mr. Brock subsequently agreed to forego any bonus earned in fiscal year 2013.

The agreement also provided for a non-qualified stock option grant to purchase 20,000 shares of the Company’s common stock pursuant to the Company’s 2012 Stock Incentive Plan. The option has an exercise price equal to $1.59 per share, has a 10-year term, and vests as to 6,667 shares on the last day of each of the Company’s fiscal years ending June 30, 2013, 2014 and 2015 (as to the final 6,666 shares). The agreement also provided Mr. Brock with certain health and welfare benefits generally available to the Company’s employees. The initial term of the agreement expired on the last day of fiscal year 2014, with automatic renewal for one-year periods thereafter unless written notice of non-renewal was provided by the Board or Mr. Brock at least 90 days prior to the expiration of the initial term or any renewal term, and subject to earlier termination as described below.

The agreement was terminable by the Board at any time for any reason. The agreement was terminable at any time for any reason by Mr. Brock upon 60 days advance written notice to the Company. If Mr. Brock was terminated by the Board without cause prior to the expiration of the initial term or any subsequent renewal term or if he resigned within six months of a change of control of the Company, the Company would be required to pay severance. With respect to a termination without cause or a resignation upon a change in control, the amount of the severance payment would be equal to one-year of Mr. Brock’s then-current base salary. In order to receive the severance and continued benefits, Mr. Brock would be required to sign a release of claims against the Company, return all property owned by the Company and agree not to disparage the Company. The agreement defines “cause” and “change of control” in the same manner as Ms. Skarvan’s initial employment agreement.

Mr. Brock also entered into a Non-Competition, Non-Solicitation, and Confidentiality Agreement dated October 18, 2011, pursuant to which he has agreed to protect confidential information of the Company and to return all confidential information and property of the Company upon termination of employment for any reason, and not to compete with the Company or solicit customers or business contacts of the Company during the term of the agreement and for a period of 12 months after termination, for any reason. In addition, Mr. Brock agreed that he would inform any potential new employer of his obligations under the agreement before accepting new employment.

For fiscal year 2014, Mr. Brock’s base salary was increased to $150,000 and he remained eligible for a bonus in the maximum aggregate amount of 20% of Mr. Brock’s base salary based upon achievement of certain goals and milestones related to financial and operational performance, as set forth in an officer bonus plan established by the Personnel and Compensation Committee of the Board. On July 1, 2013, he also received a non-qualified stock option grant to purchase 10,000 shares of the Company’s common stock pursuant to the Company’s 2012 Stock Incentive Plan. The option has an exercise price equal to $1.31 per share, has a 10-year term, and vests as to 3,333 shares on the last day of each of the Company’s fiscal years ending June 30, 2014, 2015 and 2016 (as to the final 3,334 shares).

On July 10, 2014, the Company entered into an Amended and Restated Employment Agreement with its Chief Financial Officer, Jeremy Brock (the “Brock Employment Agreement”). The Brock Employment Agreement is effective July 1, 2014, and amends and restates the prior employment agreement between the Company and Mr. Brock, effective October 18, 2011, as amended and restated November 15, 2012.

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The Brock Employment Agreement provides for a renewed term of employment, commencing July 1, 2014 and continuing through June 30, 2016, automatically renewing for successive one-year periods, unless terminated earlier in accordance with the Brock Employment Agreement. The Company has also agreed to pay Mr. Brock an annualized base salary of $155,000, which is subject to annual review by the Company’s Board of Directors. Mr. Brock is also eligible for a raise of his base salary. Such raise is to be negotiated in good faith and shall not be less than 0.0333 of his then-current base salary upon completion of one year of service, subject to approval by the Board of Directors following review of the Company’s progress toward meeting performance goals.

For the fiscal years ending June 30, 2015 and June 30, 2016, Mr. Brock is eligible to receive a bonus in the maximum aggregate amount of 30% of his base salary, if he achieves the goals and milestones set forth in the CFO Bonus Plan implemented for each fiscal year. Non-equity incentive compensation in future years will be determined by the Personnel and Compensation Committee or the Board of Directors.

Additionally, on July 10, 2014, Mr. Brock was granted a non-qualified stock option to purchase 30,000 shares of the Company’s common stock pursuant to the Company’s 2012 Stock Incentive Plan, with an exercise price equity to the fair market value of the Company’s common stock on the date of grant, a 10-year term, and vesting as to 10,000 shares on the last date of each of the Company’s fiscal years ending June 30, 2015, 2016, and 2017. The option is governed by the 2012 Stock Incentive Plan and the form of non-qualified stock option agreement.

The Brock Employment Agreement may be terminated at any time by either party. If the Brock Employment Agreement is terminated by the Company without cause (as defined in the Brock Employment Agreement), the Company may be required to pay severance to Mr. Brock in a lump sum equal to one year of his then-current base salary. If the Brock Employment Agreement is terminated by Mr. Brock within six months following a change in control (as defined in the Brock Employment Agreement), the Company may be required to pay severance to Mr. Brock in a lump sum equal to one year of his then-current base salary. Any severance paid to Mr. Brock will be paid in exchange for Mr. Brock’s release of claims against the Company and his compliance with the separate Non-Competition, Non-Solicitation, and Confidentiality Agreement between Mr. Brock and the Company, dated October 18, 2011.

Summary Compensation Table for Fiscal 2014

The following table provides information regarding the compensation earned during fiscal 2014 and fiscal 2013 by our named executive officers:

Name and principal position	Fiscal Year	Salary ($)(1)	Option awards ($)	Non-equity incentive plan compensation ($)	All other compensation ($)	Total ($)
Kathleen S. Skarvan	2014	210,000	13,185(3)	—	16,188(4)	239,373
Chief Executive Officer (2)	2013	122,500	21,627(3)	—	9,992(5)	154,119
Jeremy T. Brock	2014	150,000	8,790(3)	—	10,992(6)	169,782
Chief Financial Officer	2013	138,062	19,482(3)	—	10,517(7)	168,061

(1)	Amounts shown are not reduced to reflect the named executive officers’ elections, if any, to contribute portions of their salaries to 401(k) plans.
(2)	Ms. Skarvan was appointed as the Company’s Chief Executive Officer on December 1, 2012.
(3)	The value of option awards in this table represent the fair value of such awards granted during the fiscal year, as computed in accordance with FASB ASC 718 (formerly FAS 123(R)). The assumptions used to determine the valuation of the awards are discussed in Note 7 to our consolidated financial statements, included in the Company’s Annual Report on Form 10-K for the 2014 fiscal year, filed with the SEC on September 23, 2014.
(4)	Includes a Company match of $6,588 to Ms. Skarvan’s 401(k) plan.
(5)	Includes a Company match of $4,392 to Ms. Skarvan’s 401(k) plan.
(6)	Includes a Company match of $6,192 to Mr. Brock’s 401(k) plan.
(7)	Includes a Company match of $5,717 to Mr. Brock’s 401(k) plan.

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Outstanding Equity Awards at June 30, 2014

The following table sets forth certain information regarding equity awards granted to our named executive officers outstanding as of June 30, 2014:

	Option Awards
Name	Number of securities underlying unexercised options (# Exercisable)	Number of securities underlying unexercised options (# Unexercisable)	Option exercise price ($)	Option expiration date
Kathleen S. Skarvan	13,334	6,666(1)	1.75	12/02/2022
	5,000	10,000(2)	1.31	06/30/2023
Jeremy T. Brock	12,000	6,000(3)	2.53	05/29/2022
	13,334	6,666(1)	1.59	11/14/2022
	3,333	6,667(4)	1.31	06/30/2023

(1)	The options vest as to 6,666 shares on June 30, 2015.
(2)	The options vest as to 5,000 shares on June 30, 2015 and June 30, 2016.
(3)	The options vest as to 6,000 shares on June 30, 2015.
(4)	The options vest as to 3,333 shares on June 30, 2015 and as to 3,334 shares on June 30, 2016.

DIRECTOR COMPENSATION

The following table provides information regarding compensation paid to and earned by non-employee directors during fiscal 2014:

Name	Fees Earned or Paid in Cash(1) ($)	Total ($)
Stephen H. Craney	12,500	12,500
Thomas M. Hagedorn(2)	1,000	1,000
Craig N. Hansen (3)	2,000	2,000
Darrel L. Kloeckner	11,500	11,500
George H. Winn, DDS	6,000	6,000
William V. Eckles	12,500	12,500
Lee A. Jones (4)	—	—

(1)	In fiscal 2014, each non-employee director was paid $1,000 for each Board meeting the director attended and the members of the Audit, Personnel and Compensation, and Nominating and Governance Committees were paid a $1,000 retainer for service in the first fiscal quarter and a $500 retainer for the second, third and fourth fiscal quarters. Compensation for Board and committee members will remain unchanged in fiscal 2015.
(2)	Mr. Hagedorn ceased being a director on November 22, 2013.
(3)	Mr. Hansen ceased being a director on December 3, 2013.
(4)	Ms. Jones became a director on September 2, 2014.

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EQUITY COMPENSATION PLAN INFORMATION

The following table provides information concerning equity compensation arrangements as of June 30, 2014:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	83,000	$1.75 per share	117,000
Equity compensation plans not approved by security holders(1)	521,900	$3.93 per share	N/A
Total	604,900	$3.63 per share	N/A

(1)	In addition to the equity awards issued pursuant to our 2012 Stock Incentive Plan, which plan was approved by the Company’s shareholders on November 11, 2011, the Board has authority to authorize future equity grants on a case-by-case basis as compensation to new employees, in an aggregate amount up to our then-remaining number of authorized shares. We currently have 13,000,000 authorized shares of common stock and 2,000,000 shares of undesignated stock. We are subject to certain contractual restrictions regarding equity grants.

CERTAIN TRANSACTIONS AND BUSINESS RELATIONSHIPS

Described below are transactions and series of similar transactions that have occurred during the 2014 and 2013 fiscal years, to which we were or are a party in which:

•	the amounts involved exceeded the lesser of $120,000 or one percent of the average of our total assets at year end for our last two completed fiscal years; and
•	a director, executive officer, beneficial owner of more than 5% of any class of our voting securities or any member of their immediate family had or will have a direct or indirect material interest.

The Company purchases electronic parts from RiverSide Electronics, Ltd. (“RiverSide”), an entity which is solely owned by Stephen H. Craney, a director. The Company has made payments to RiverSide of approximately $237,000 and $321,000 during the Company’s 2014 and 2013 fiscal years, respectively. The Board has determined that the terms of its transactions with RiverSide were consistent with what could be obtained in an arm’s length transaction with an unrelated party.

OTHER INFORMATION

The Board knows of no other matters which may be brought before the Annual Meeting. If any other matters are presented at the meeting on which a vote may properly be taken, the persons named as proxy holders in the enclosed proxy card will vote thereon in accordance with their best judgment.

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ANNUAL REPORT AND FINANCIAL STATEMENTS

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2014, ACCOMPANIES THE DELIVERY OF THIS PROXY STATEMENT (WITHOUT EXHIBITS). NO PART OF THE ANNUAL REPORT IS INCORPORATED HEREIN AND NO PART THEREOF IS TO BE CONSIDERED PROXY SOLICITING MATERIAL. THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-K, UPON THE PAYMENT, IN ADVANCE, OF REASONABLE FEES RELATED TO THE COMPANY’S FURNISHING SUCH EXHIBIT(S). ANY SUCH REQUESTS SHOULD INCLUDE A REPRESENTATION THAT THE SHAREHOLDER WAS THE BENEFICIAL OWNER OF SHARES OF COMPANY COMMON STOCK ON OCTOBER 1, 2014, THE RECORD DATE FOR THE FISCAL 2015 ANNUAL MEETING, AND SHOULD BE DIRECTED TO KATHLEEN SKARVAN, CHIEF EXECUTIVE OFFICER, AT THE COMPANY’S PRINCIPAL ADDRESS.

Dated: October 17, 2014
New Prague, Minnesota

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Appendix A

ELECTROMED, INC.
2014 EQUITY INCENTIVE PLAN

SECTION 1.
DEFINITIONS

As used herein, the following terms shall have the meanings indicated below:

(a)                “Administrator” shall mean the Board of Directors of the Company, or one or more Committees appointed by the Board of Directors, as the case may be.

(b)                 “Affiliate(s)” shall mean a Parent or Subsidiary of the Company.

(c)                “Agreement” shall mean the written agreement entered into by the Participant and the Company evidencing the grant of an Award. Each Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant.

(d)                 “Annual Award Limit” or “Annual Award Limits” shall have the meaning set forth in Section 6(d) of the Plan.

(e)                 “Award” shall mean any grant pursuant to the Plan of an Incentive Stock Option, Nonqualified Stock Option, Restricted Stock Award or Restricted Stock Unit.

(f)                  “Change of Control” shall mean the occurrence, in a single transaction or in a series of related transactions, of any one or more of the events in subsections (i) through (iv) below. For purposes of this definition, a person, entity or group shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person, entity or group directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares Voting Power, which includes the power to vote or to direct the voting, with respect to such securities.

(i)                Any person, entity or group becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined Voting Power of the Company’s then outstanding securities other than by virtue of a merger, consolidation, exchange, reorganization or similar transaction. Notwithstanding the foregoing, a Change of Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other person, entity or group from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (B) solely because the level of Ownership held by any person, entity or group (the “Subject Person”) exceeds the designated percentage threshold of the Voting Power as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change of Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change of Control shall be deemed to occur;

(ii)                There is consummated a merger, consolidation, exchange, reorganization or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation, exchange, reorganization or similar transaction, the shareholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding Voting Power of the surviving entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding Voting Power of the parent of the surviving entity in such merger, consolidation, exchange, reorganization or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

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(iii)                There is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the total gross value of the consolidated assets of the Company and its subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the total gross value of the consolidated assets of the Company and its subsidiaries to an entity, more than fifty percent (50%) of the combined Voting Power of the voting securities of which are Owned by shareholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition (for purposes of this Section 1(f)(iii), “gross value” means the value of the assets of the Company or the value of the assets being disposed of, as the case may be, determined without regard to any liabilities associated with such assets); or

(iv)                Individuals who, at the beginning of any consecutive twelve-month period, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board at any time during that consecutive twelve-month period; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of the Plan, be considered as a member of the Incumbent Board.

For the avoidance of doubt, the term “Change of Control” shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company. To the extent required, the determination of whether a Change of Control has occurred shall be made in accordance with Code Section 409A and the regulations, notices and other guidance of general applicability issued thereunder.

(g)                 “Close of Business” of a specified day shall mean 5:00 p.m., Central Time, without regard to whether such day is a Saturday, Sunday, bank holiday, or other day on which no business is conducted.

(h)                 “Committee” shall mean a Committee of two or more Directors who shall be appointed by and serve at the pleasure of the Board. To the extent necessary for compliance with Rule 16b-3, each of the members of the Committee shall be a “non-employee director.” Solely for purposes of this Section 1(h), “non-employee director” shall have the same meaning as set forth in Rule 16b-3. Further, to the extent necessary for compliance with the limitations set forth in Internal Revenue Code Section 162(m), each of the members of the Committee shall be an “outside director” within the meaning of Code Section 162(m) and the regulations issued thereunder.

(i)                   “Common Stock” shall mean the common stock of the Company (subject to adjustment as provided in Section 13 of the Plan).

(j)                  The “Company” shall mean Electromed, Inc., a Minnesota corporation.

(k)                 “Consultant” shall mean any person, including an advisor, who is engaged by the Company or any Affiliate to render consulting or advisory services and is compensated for such services; provided, however, that no person shall be considered a Consultant for purposes of the Plan unless such Consultant is a natural person, renders bona fide services to the Company or any Affiliate, and such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities. For purposes of the Plan, “Consultant” shall also include a director of an Affiliate who is compensated for services as a director.

(l)                   “Covered Employee” shall mean any key salaried Employee who is or may become a “Covered Employee,” as defined in Code Section 162(m), and who is designated, either as an individual Employee or class of Employees, by the Administrator within the shorter of (i) ninety (90) days after the beginning of the Performance Period, or (ii) twenty-five percent (25%) of the Performance Period has elapsed, as a “Covered Employee” under the Plan for such applicable Performance Period.

(m)               “Director” shall mean a member of the Board of Directors of the Company.

(n)                 “Effective Date” shall mean the date the Board of Directors of the Company approves the amendment and restatement of the Plan.

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(o)                 “Employee” shall mean a common law employee of the Company or any Affiliate, including “officers” as defined by Section 16 of the Exchange Act; provided, however, that service solely as a Director or Consultant, regardless of whether a fee is paid for such service, shall not cause a person to be an Employee for purposes of the Plan.

(p)                 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

(q)                 “Fair Market Value” of specified stock as of any date shall mean (i) if such stock is listed on the Nasdaq Global Select Market, Nasdaq Global Market, Nasdaq Capital Market or an established stock exchange, the price of such stock at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of such stock shall have occurred on such date, on the next preceding date on which there was a sale of stock; (ii) if such stock is not so listed on the Nasdaq Global Select Market, Nasdaq Global Market, Nasdaq Capital Market, or an established stock exchange, the average of the closing “bid” and “asked” prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted “bid” and “asked” prices on such date, on the next preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of such date, the per share value as determined by the Board or the Committee in its sole discretion by applying principles of valuation with respect to Common Stock.

(r)                  “Incentive Stock Option” shall mean an Option granted pursuant to Section 9 of the Plan that is intended to satisfy the provisions of Code Section 422, or any successor provision.

(s)                  “Insider” shall mean an individual who is, on the relevant date, an officer or Director of the Company, or an individual who beneficially owns more than ten percent (10%) of any class of equity securities of the Company that is registered under Section 12 of the Exchange Act, as determined by the Board of Directors in accordance with Section 16 of the Exchange Act.

(t)                  The “Internal Revenue Code” or “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time. References to sections of the Code are intended to include applicable treasury regulations and successor statutes and regulations.

(u)                 “Option” shall mean an Incentive Stock Option or Nonqualified Stock Option granted pursuant to the Plan.

(v)                 “Nonqualified Stock Option” shall mean an Option granted pursuant to Section 10 of the Plan or an Option (or portion thereof) that does not qualify as an Incentive Stock Option.

(w)                “Parent” shall mean any parent corporation of the Company within the meaning of Code Section 424(e), or any successor provision.

(x)                 “Participant” shall mean an Employee to whom an Incentive Stock Option has been granted or an Employee, a Director, or a Consultant to whom a Nonqualified Stock Option, Restricted Stock Award or Restricted Stock Unit has been granted.

(y)                 “Performance-Based Compensation” shall mean compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for certain performance-based compensation paid to Covered Employees. Notwithstanding the foregoing, nothing in the Plan shall be construed to mean that an Award which does not satisfy the requirements for performance-based compensation under Code Section 162(m) does not constitute performance-based compensation for other purposes, including Code Section 409A.

(z)                 “Performance Objective(s)” shall mean one or more performance objectives set forth in Section 7 and established by the Administrator, in its sole discretion, for Awards granted under the Plan.

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(aa)             “Performance Period” shall mean the period, established at the time any Award is granted or at any time thereafter, during which any Performance Objectives specified by the Administrator with respect to such Award are to be measured.

(bb)             “Plan” means the Electromed, Inc. 2014 Equity Incentive Plan, as amended hereafter from time to time, including the form of Agreements as they may be modified by the Administrator from time to time.

(cc)              “Restricted Stock Award” shall mean any grant of restricted shares of Common Stock pursuant to Section 11 of the Plan.

(dd)             “Restricted Stock Unit” shall mean any grant of any restricted stock units pursuant to Section 12 of the Plan.

(ee)              “Rule 16b-3” shall mean Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Exchange Act.

(ff)               A “Subsidiary” shall mean any subsidiary corporation of the Company within the meaning of Code Section 424(f), or any successor provision.

(gg)              “Voting Power” shall mean any and all classes of securities issued by the applicable entity which are entitled to vote in the election of directors of the applicable entity.

SECTION 2.
PURPOSE

The purpose of the Plan is to promote the success of the Company and its Affiliates by facilitating the employment and retention of competent personnel and by furnishing incentives to those Employees, Directors, and Consultants upon whose efforts the success of the Company and its Affiliates will depend to a large degree. It is the intention of the Company to carry out the Plan through the granting of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock Awards and Restricted Stock Units.

SECTION 3.
EFFECTIVE DATE AND DURATION OF PLAN

The Plan shall be effective on the Effective Date; provided, however, that adoption of the Plan shall be and is expressly subject to the condition of approval by the shareholders of the Company within twelve (12) months before or after the Effective Date. Although Awards may be granted prior to the date the Plan is approved by the shareholders of the Company, any Incentive Stock Options granted after the Effective Date shall be treated as Nonqualified Stock Options if shareholder approval is not obtained within such twelve-month period.

The Administrator may grant Awards pursuant to the Plan from time to time until the Administrator discontinues or terminates the Plan; provided, however, that in no event may Incentive Stock Options be granted pursuant to the Plan after the earlier of (i) the date the Administrator discontinues or terminates the Plan, or (ii) the Close of Business on the day immediately preceding the tenth anniversary of the Effective Date.

SECTION 4.
ADMINISTRATION

(a)                Administration by the Board of Directors or Committee(s). The Plan shall be administered by the Board of Directors of the Company (hereinafter referred to as the “Board”); provided, however, that the Board may delegate some or all of the administration of the Plan to a Committee or Committees. The Board and any Committee appointed by the Board to administer the Plan are collectively referred to in the Plan as the “Administrator.”

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(b)                Delegation by Administrator. The Administrator may delegate to one or more Committees and/or sub-Committees, or to one or more officers of the Company and/or its Affiliates, or to one or more agents and/or advisors, such administrative duties or powers as it may deem advisable. The Administrator or any Committees or individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility of the Administrator or such Committees or individuals may have under the Plan. The Administrator may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as can the Administrator: (i) designate Employees to be recipients of Awards and (ii) determine the size of any such Awards; provided, however, (x) the Committee shall not delegate such responsibilities to any such officer for Awards granted to an Employee who is considered an Insider; (y) the resolution providing such authorization sets forth the total number of Awards such officer(s) may grant; and (z) the officer(s) shall report periodically to the Administrator regarding the nature and scope of the Awards granted pursuant to the authority delegated.

(c)                Powers of Administrator. Except as otherwise provided herein, the Administrator shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority to determine, in its sole discretion, whether an Award shall be granted; the individuals to whom, and the time or times at which, Awards shall be granted; the number of shares subject to each Award; the exercise price of Options granted hereunder; and the performance criteria, if any, and any other terms and conditions of each Award. The Administrator shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective Agreements evidencing each Award (which may vary from Participant to Participant), to amend or revise Agreements evidencing any Award (to the extent the amended terms would be permitted by the Plan and provided that no such revision or amendment, except as is authorized in Section 13, shall impair the terms and conditions of any Award which is outstanding on the date of such revision or amendment to the material detriment of the Participant in the absence of the consent of the Participant), and to make all other determinations necessary or advisable for the administration of the Plan (including to correct any defect, omission or inconsistency in the Plan or any Agreement, to the extent permitted by law and the Plan). The Administrator’s interpretation of the Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned.

(d)                Limitation on Liability; Actions of Committees. No member of the Board or a Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan. In the event the Board appoints a Committee as provided hereunder, or the Administrator delegates any of its duties to another Committee or sub-Committee, any action of such Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.

SECTION 5.
PARTICIPANTS

The Administrator may grant Awards under the Plan to any Employee, Director, or Consultant; provided, however, that only Employees are eligible to receive Incentive Stock Options. In designating Participants, the Administrator shall also determine the number of shares or cash units to be optioned or awarded to each such Participant and any Performance Objectives applicable to Awards. The Administrator may from time to time designate individuals as being ineligible to participate in the Plan. The power of the Administrator under this Section 5 shall be exercised from time to time in the sole discretion of the Administrator and without approval by the shareholders.

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SECTION 6.
STOCK

(a)                 Number of Shares Reserved. The stock to be awarded or optioned under the Plan (the “Share Authorization”) shall consist of authorized but unissued or reacquired shares of Common Stock. Subject to Section 13 of the Plan, the maximum aggregate number of shares of Common Stock reserved and available for Awards under the Plan is reserved and available for Awards under the Plan is Six Hundred Fifty Thousand (650,000) shares; provided, however, that all shares of Stock reserved and available under the Plan shall constitute the maximum aggregate number of shares of Stock that may be issued through Incentive Stock Options.

(b)                 Share Usage. The following shares of Common Stock shall not reduce the Share Authorization and shall continue to be reserved and available for Awards granted pursuant to the Plan: (i) all or any portion of any outstanding Restricted Stock Award or Restricted Stock Unit that expires or is forfeited for any reason, or that is terminated prior to the vesting or lapsing of the risks of forfeiture on such Award, and (ii) shares of Common Stock covered by an Award to the extent the Award is settled in cash. Any shares of Common Stock withheld to satisfy tax withholding obligations on an Award, shares of Common Stock withheld to pay the exercise price of an Option, and shares of Common Stock subject to a broker-assisted cashless exercise of an Option shall reduce the Share Authorization.

(c)                Annual Award Limits. Unless and until the Administrator determines that an Award to a Covered Employee shall not be Performance-Based Compensation, the following limits (each, an “Annual Award Limit,” and collectively, “Annual Award Limits”) shall apply to grants of such Awards under the Plan:

(i)                Options. The maximum number of shares of Common Stock subject to Options granted in any one calendar year to any one Participant shall be, in the aggregate, Seventy-Five Thousand (75,000) shares, subject to adjustment as provided in Section 13.

(ii)                Restricted Stock Awards and Restricted Stock Units. The maximum grant with respect Restricted Stock Awards and Restricted Stock Units in any one calendar year to any one Participant shall be, in the aggregate, Thirty-Five Thousand (35,000) shares, subject to adjustment as provided in Section 13.

SECTION 7.
PERFORMANCE OBJECTIVES

(a)                Performance Objectives. For any Awards to Covered Employees that are intended to qualify as “Performance-Based Compensation” under Code Section 162(m), the Performance Objectives shall be limited to any one, or a combination of, (i) revenue or net sales, (ii) operating income, (iii) net income (before or after taxes), (iv) earnings per share, (v) earnings before or after taxes, interest, depreciation and/or amortization, (vi) gross profit margin, (vii) return measures (including, but not limited to, return on invested capital, assets, capital, equity, sales), (viii) increase in revenue or net sales, (ix) operating expense ratios, (x) operating expense targets, (xi) productivity ratios, (xii) gross or operating margins, (xiii) cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity and cash flow return on investment), (xiv) working capital targets, (xv) capital expenditures, (xvi) share price (including, but not limited to, growth measures and total shareholder return), (xvii) appreciation in the fair market value or book value of the Common Stock, (xviii) debt to equity ratio or debt levels, and (xix) market share, in all cases including, if selected by the Administrator, threshold, target and maximum levels.

Any Performance Objective may be used to measure the performance of the Company and/or Affiliate, as a whole or with respect to any business unit, or any combination thereof as the Administrator may deem appropriate, or any of the specified Performance Objectives as compared to the performance of a group of competitor companies, or published or special index that the Administrator, in its sole discretion, deems appropriate. The Administrator also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Objectives; provided, however, that such authority shall be subject to Code Section 162(m) with respect to Awards intended to qualify as Performance-Based Compensation.

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(b)                Evaluation of Performance Objectives. The Administrator may provide in any Award based on Performance Objectives that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (iv) any reorganization and restructuring programs, (v) extraordinary nonrecurring items as described in FASB Accounting Standards Codification 225-20—Extraordinary and Unusual Items and/or in Management's Discussion and Analysis of financial condition and results of operations appearing in the Company's annual report to shareholders for the applicable year, (vi) acquisitions or divestitures, and (vii) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

(c)                Adjustment of Performance-Based Compensation. Awards that are intended to qualify as Performance-Based Compensation may not be adjusted upward. The Administrator shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Administrator determines.

(d)                Administrator Discretion. In the event that applicable tax and/or securities laws change to permit Administrator discretion to alter the governing Performance Objectives without obtaining shareholder approval of such changes, the Administrator shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Administrator determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Administrator may make such grants without satisfying the requirements of Code Section 162(m) and, in such case, may apply performance objectives other than those set forth in this Section 7.

SECTION 8.
PAYMENT OF OPTION EXERCISE PRICE

Upon the exercise of an Option, Participants may pay the exercise price of an Option (i) in cash, or with a personal check, certified check, or other cash equivalent, (ii) by the surrender by the Participant to the Company of previously acquired unencumbered shares of Common Stock (through physical delivery or attestation), (iii) through the withholding of shares of Common Stock from the number of shares otherwise issuable upon the exercise of the Option (e.g., a net share settlement), (iv) through broker-assisted cashless exercise if such exercise complies with applicable securities laws and any insider trading policy of the Company, (v) such other form of payment as may be authorized by the Administrator, or (vi) by a combination thereof. In the event the Participant elects to pay the exercise price, in whole or in part, with previously acquired shares of Common Stock or through a net share settlement, the then-current Fair Market Value of the stock delivered or withheld shall equal the total exercise price for the shares being purchased in such manner.

The Administrator may, in its sole discretion, limit the forms of payment available to the Participant and may exercise such discretion any time prior to the termination of the Option granted to the Participant or upon any exercise of the Option by the Participant. “Previously acquired shares of Common Stock” means shares of Common Stock which the Participant owns on the date of exercise (or for the period of time, if any, as may be required by generally accepted accounting principles or any successor principles applicable to the Company).

With respect to payment in the form of Common Stock, the Administrator may require advance approval or adopt such rules as it deems necessary to assure compliance with Rule 16b-3, if applicable.

SECTION 9.
TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

Each Incentive Stock Option shall be evidenced by an Incentive Stock Option Agreement, which shall comply with and be subject to the following terms and conditions:

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(a)                Number of Shares and Exercise Price. The Incentive Stock Option Agreement shall state the total number of shares covered by the Incentive Stock Option. Except as permitted by Code Section 424(a), or any successor provision, the exercise price per share shall not be less than one hundred percent (100%) of the per share Fair Market Value of the Common Stock on the date the Administrator grants the Incentive Stock Option; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined Voting Power of all classes of stock of the Company or of its Parent or any Subsidiary, the exercise price per share of an Incentive Stock Option granted to such Participant shall not be less than one hundred ten percent (110%) of the per share Fair Market Value of Common Stock on the date of the grant of the Incentive Stock Option. The Administrator shall have full authority and discretion in establishing the exercise price and shall be fully protected in so doing.

(b)                Exercisability and Term. The Incentive Stock Option Agreement shall state when the Incentive Stock Option becomes exercisable (i.e. “vests”), and, if applicable in the Administrator’s discretion, shall describe the Performance Objectives and Performance Period upon which vesting is based, the manner in which performance shall be measured and the extent to which partial achievement of the Performance Objectives may result in vesting of the Option. The Participant may exercise the Incentive Stock Option, in full or in part, upon or after the vesting date of such Option (or portion thereof). Notwithstanding anything in the Plan or the Agreement to the contrary, the Participant may not exercise an Incentive Stock Option after the maximum term of such Option, as such term is specified in the Incentive Stock Option Agreement. Except as permitted by Code Section 424(a), in no event shall any Incentive Stock Option be exercisable during a term of more than ten (10) years after the date on which it is granted; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined Voting Power of all classes of stock of the Company or of its Parent or any Subsidiary, the Incentive Stock Option granted to such Participant shall be exercisable during a term of not more than five (5) years after the date on which it is granted. The Administrator may accelerate the exercisability of any Incentive Stock Option granted hereunder which is not immediately exercisable as of the date of grant.

(c)                No Rights as Shareholder. A Participant (or the Participant’s successors) shall have no rights as a shareholder with respect to any shares covered by an Incentive Stock Option until the date of the issuance of the Common Stock subject to such Award upon exercise, as evidenced by a stock certificate or as reflected in the books and records of the Company or its designated agent (i.e., a “book entry”). No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such shares are actually issued (as evidenced in either certificated or book entry form).

(d)                Withholding. The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s exercise of an Incentive Stock Option or a “disqualifying disposition” of shares acquired through the exercise of an Incentive Stock Option as defined in Code Section 421(b), to require the Participant to remit an amount sufficient to satisfy such withholding requirements, or to require any combination thereof. In the event the Participant is required under the Incentive Stock Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligation, in whole or in part, by delivering shares of Common Stock or by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the Incentive Stock Option. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise or disqualifying disposition. In no event may the Participant deliver shares, nor may the Company or any Affiliate withhold shares, having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s delivery of shares or the withholding of shares for this purpose shall occur on or before the later of (i) the date the Incentive Stock Option is exercised or the date of the disqualifying disposition, as the case may be, or (ii) the date that the amount of tax to be withheld is determined under applicable tax law.

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(e)                Vesting Limitation. Notwithstanding any other provision of the Plan, the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under the Plan and any other “incentive stock option” plans of the Company or any Affiliate shall not exceed $100,000 (or such other amount as may be prescribed by the Code from time to time); provided, however, that if the exercisability or vesting of an Incentive Stock Option is accelerated as permitted under the provisions of the Plan and such acceleration would result in a violation of the limit imposed by this Section 9(e), such acceleration shall be of full force and effect but the number of shares of Common Stock that exceed such limit shall be treated as having been granted pursuant to a Nonqualified Stock Option; and provided, further, that the limits imposed by this Section 9(e) shall be applied to all outstanding Incentive Stock Options under the Plan and any other “incentive stock option” plans of the Company or any Affiliate in chronological order according to the dates of grant.

(f)                Other Provisions. The Incentive Stock Option Agreement authorized under this Section 9 shall contain such other provisions as the Administrator shall deem advisable. Any such Incentive Stock Option Agreement shall contain such limitations and restrictions upon the exercise of the Incentive Stock Option as shall be necessary to ensure that such Incentive Stock Option will be considered an “incentive stock option” as defined in Code Section 422 or to conform to any change therein.

SECTION 10.
TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

Each Nonqualified Stock Option shall be evidenced by a Nonqualified Stock Option Agreement, which shall comply with and be subject to the following terms and conditions:

(a)                Number of Shares and Exercise Price. The Nonqualified Stock Option Agreement shall state the total number of shares covered by the Nonqualified Stock Option. The exercise price per share shall be equal to one hundred percent (100%) of the per share Fair Market Value of the Common Stock on the date of grant of the Nonqualified Stock Option, or such higher price as the Administrator determines.

(b)                Exercisability and Term. The Nonqualified Stock Option Agreement shall state when the Nonqualified Stock Option becomes exercisable (i.e. “vests”) and, if applicable in the Administrator’s discretion, shall describe the Performance Objectives and Performance Period upon which vesting is based, the manner in which performance shall be measured and the extent to which partial achievement of the Performance Objectives may result in vesting of the Option. The Participant may exercise the Nonqualified Stock Option, in full or in part, upon or after the vesting date of such Option (or portion thereof); provided, however, that the Participant may not exercise a Nonqualified Stock Option after the maximum term of such Option, as such term is specified in the Nonqualified Stock Option Agreement. Unless otherwise determined by the Administrator and specified in the Agreement governing the Award, no Nonqualified Stock Option shall be exercisable during a term of more than ten (10) years after the date on which it is granted. The Administrator may accelerate the exercisability of any Nonqualified Stock Option granted hereunder which is not immediately exercisable as of the date of grant.

(c)                No Rights as Shareholder. A Participant (or the Participant’s successors) shall have no rights as a shareholder with respect to any shares covered by a Nonqualified Stock Option until the date of the issuance of the Common Stock subject to such Award upon exercise, as evidenced by a stock certificate or as reflected in the books and records of the Company or its designated agent (i.e., a “book entry”). No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such shares are actually issued (as evidenced in either certificated or book entry form).

(d)                Withholding. The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s exercise of a Nonqualified Stock Option, to require the Participant to remit an amount sufficient to satisfy such withholding requirements, or to require any combination thereof. In the event the Participant is required under the Nonqualified Stock Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligation, in whole or in part, by delivering shares of Common Stock or by electing to have the Company withhold

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shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the Nonqualified Stock Option. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise. In no event may the Participant deliver shares, nor may the Company or any Affiliate withhold shares, having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s delivery of shares or the withholding of shares for this purpose shall occur on or before the later of (i) the date the Nonqualified Stock Option is exercised, or (ii) the date that the amount of tax to be withheld is determined under applicable tax law.

(e)                Other Provisions. The Nonqualified Stock Option Agreement authorized under this Section 10 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 11.
RESTRICTED STOCK AWARDS

Each Restricted Stock Award shall be evidenced by a Restricted Stock Award Agreement, which shall comply with and be subject to the following terms and conditions:

(a)                Number of Shares. The Restricted Stock Award Agreement shall state the total number of shares of Common Stock covered by the Restricted Stock Award.

(b)                Risks of Forfeiture. The Restricted Stock Award Agreement shall set forth the risks of forfeiture, if any, which shall apply to the shares of Common Stock covered by the Restricted Stock Award and the manner in which such risks of forfeiture shall lapse, including, if applicable in the Administrator’s discretion, a description of the Performance Objectives and Performance Period upon which the lapse of risks of forfeiture is based, the manner in which performance shall be measured and the extent to which partial achievement of the Performance Objectives may result in lapse of risks of forfeiture. The Administrator may, in its sole discretion, modify the manner in which such risks of forfeiture shall lapse but only with respect to those shares of Common Stock which are restricted as of the effective date of the modification.

(c)                Issuance of Shares; Rights as Shareholder. Except as provided below, the Company shall cause a stock certificate to be issued and shall deliver such certificate to the Participant or hold such certificate in a manner determined by the Administrator in its sole discretion; provided, however, that in lieu of a stock certificate, the Company may evidence the issuance of shares by a book entry in the records of the Company or its designated agent (if permitted by the Company’s designated agent and applicable law, as determined by the Administrator in its sole discretion). The Company shall cause a legend or notation to be placed on such certificate or book entry describing the risks of forfeiture and other transfer restrictions set forth in the Participant’s Restricted Stock Award Agreement and providing for the cancellation and, if applicable, return of such certificate or book entry if the shares of Common Stock subject to the Restricted Stock Award are forfeited. Until the risks of forfeiture have lapsed or the shares subject to such Restricted Stock Award have been forfeited, the Participant shall be entitled to vote the shares of Common Stock represented by such stock certificates and shall receive all dividends attributable to such shares, but the Participant shall not have any other rights as a shareholder with respect to such shares.

(d)                Withholding Taxes. The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s Restricted Stock Award, to require the Participant to remit an amount sufficient to satisfy such withholding requirements, or to require any combination thereof. In the event the Participant is required under the Restricted Stock Award Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock, including shares of Common Stock received pursuant to the Restricted Stock Award on which the risks of forfeiture have lapsed. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the lapsing of the risks of forfeiture on such Restricted Stock Award. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s delivery of shares shall occur on or before the date that the amount of tax to be withheld is determined under applicable tax law.

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(e)                Other Provisions. The Restricted Stock Award Agreement authorized under this Section 11 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 12.
RESTRICTED STOCK UNITS

Each Restricted Stock Unit shall be evidenced by a Restricted Stock Unit Agreement, which shall comply with and be subject to the following terms and conditions:

(a)                Number of Shares. The Restricted Stock Unit Agreement shall state the total number of shares of Common Stock covered by the Restricted Stock Unit.

(b)                Vesting. The Restricted Stock Unit Agreement shall set forth the vesting conditions, if any, which shall apply to the Restricted Stock Unit and the manner in which such vesting may occur, including, if applicable in the Administrator’s discretion, a description of the Performance Objectives and Performance Period upon which vesting is based, the manner in which performance shall be measured and the extent to which partial achievement of the Performance Objectives may result in vesting of the Restricted Stock Unit. The Administrator may, in its sole discretion, accelerate the vesting of any Restricted Stock Unit.

(c)                Issuance of Shares; Rights as Shareholder. The Participant shall be entitled to payment of the Restricted Stock Unit as the units subject to such Award vest. The Administrator may, in its sole discretion, pay Restricted Stock Units in shares of Common Stock, cash in an amount equal to the Fair Market Value, on the date of payment, of the number of shares of Common Stock underlying the Award that have vested on the applicable payment date, or any combination thereof, as specified in the Restricted Stock Unit Agreement. If payment is made in shares of Common Stock, the Administrator shall cause to be issued one or more stock certificates in the Participant’s name and shall deliver such certificates to the Participant in satisfaction of such units; provided, however, that in lieu of stock certificates, the Company may evidence such shares by a book entry in the records of the Company or its designated agent (if permitted by the Company’s designated agent and applicable law, as determined by the Administrator in its sole discretion). Until the units subject to the Restricted Stock Unit have vested, the Participant shall not be entitled to vote any shares of Common Stock which may be acquired through the Award, shall not receive any dividends attributable to such shares, and shall not have any other rights as a shareholder with respect to such shares.

(d)                Withholding Taxes. The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s Restricted Stock Unit, to require the Participant to remit an amount sufficient to satisfy such withholding requirements, or to require any combination thereof. In the event the Participant is required under the Restricted Stock Unit Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock, including shares of Common Stock received pursuant to the Restricted Stock Unit. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the payment of such Restricted Stock Unit. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s delivery of shares for this purpose shall occur on or before the date that the amount of tax to be withheld is determined under applicable tax law.

(e)                Other Provisions. The Restricted Stock Unit Agreement authorized under this Section 12 shall contain such other provisions as the Administrator shall deem advisable.

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SECTION 13.
RECAPITALIZATION, EXCHANGE,
LIQUIDATION, OR CHANGE OF CONTROL

(a)                In General. In the event of an increase or decrease in the number of shares of Common Stock resulting from a stock dividend, stock split, reverse split, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, other than due to conversion of the convertible securities of the Company, the Administrator may, in its sole discretion, adjust the value determinations applicable to outstanding Awards and the Plan in order to reflect such change, including adjustment of the class and number of shares of stock reserved under Section 6 of the Plan, the class and number of shares of stock covered by each outstanding Award, and, if and as applicable, the exercise price per share of each outstanding Award and the Annual Award Limits. Additional shares which may become covered by the Award pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

(b)                Liquidation. Unless otherwise provided in the Agreement evidencing an Award, in the event of a dissolution or liquidation of the Company, the Administrator may provide for one or both of the following:

(i)                   the acceleration of the exercisability of any or all outstanding Options, the vesting and payment of any or all Restricted Stock Units, or the lapsing of the risks of forfeiture on any or all Restricted Stock Awards; provided, however, that no such acceleration, vesting or payment shall occur if the acceleration, vesting or payment would violate the requirements of Code Section 409A; or

(ii)                 the complete termination of the Plan and the cancellation of any or all Awards (or portions thereof) which have not been exercised, have not vested, or remain subject to risks of forfeiture, as applicable, in each case immediately prior to the completion of such a dissolution or liquidation.

(c)                Change of Control. Unless otherwise provided in the Agreement evidencing an Award, in the event of a Change of Control, the Administrator may provide for one or more of the following:

(i)                   the acceleration of the exercisability, vesting, or lapse of the risks of forfeiture of any or all Awards (or portions thereof);

(ii)                 the complete termination of the Plan and the cancellation of any or all Awards (or portions thereof) which have not been exercised, have not vested, or remain subject to risks of forfeiture, as applicable, in each case as of the effective date of the Change of Control;

(iii)                that the entity succeeding the Company by reason of such Change of Control, or the parent of such entity, shall assume or continue any or all Awards (or portions thereof) outstanding immediately prior to the Change of Control or substitute for any or all such Awards (or portions thereof) a substantially equivalent award with respect to the securities of such successor entity, as determined in accordance with applicable laws and regulations;

(iv)               that Participants holding outstanding Awards shall become entitled to receive, with respect to each share of Common Stock subject to such Award (whether vested or unvested, as determined by the Administrator pursuant to subsection (c)(i) hereof) as of the effective date of any such Change of Control, cash in an amount equal to (1) for Participants holding Options, the excess of the Fair Market Value of such Common Stock on the date immediately preceding the effective date of such Change of Control over the exercise price per share of Options, or (2) for Participants holding Awards other than Options, the Fair Market Value of such Common Stock on the date immediately preceding the effective date of such Change of Control.

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The Administrator need not take the same action with respect to all Awards (or portions thereof) or with respect to all Participants. In addition, the Administrator may restrict the rights of or the applicability of this Section 13 to the extent necessary to comply with Section 16(b) of the Exchange Act, the Internal Revenue Code or any other applicable law or regulation. The grant of an Award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 14.
NONTRANSFERABILITY

(a)                In General. Except as expressly provided in the Plan or an Agreement, no Award shall be transferable by the Participant, in whole or in part, other than by will or by the laws of descent and distribution. If the Participant shall attempt any transfer of any Award, such transfer shall be void and the Award shall terminate.

(b)                Nonqualified Stock Options. Notwithstanding anything in this Section 14 to the contrary, the Administrator may, in its sole discretion, permit the Participant to transfer any or all Nonqualified Stock Options to any member of the Participant’s “immediate family” as such term is defined in Rule 16a-1(e) of the Exchange Act, or any successor provision, or to one or more trusts whose beneficiaries are members of such Participant’s “immediate family” or partnerships in which such family members are the only partners; provided, however, that the Participant cannot receive any consideration for the transfer and such transferred Nonqualified Stock Option shall continue to be subject to the same terms and conditions as were applicable to such Nonqualified Stock Option immediately prior to its transfer.

(c)                Beneficiary Designation. Each Participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of such Participant’s death before receipt of any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Administrator, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

SECTION 15.
INVESTMENT PURPOSE AND SECURITIES COMPLIANCE

No shares of Common Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company’s counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Common Stock to Participant, the Administrator may require Participant to (a) represent that the shares of Common Stock are being acquired for investment and not resale and to make such other representations as the Administrator shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (b) represent that Participant shall not dispose of the shares of Common Stock in violation of the Securities Act of 1933 or any other applicable securities laws.

As a further condition to the grant of any Option or the issuance of Common Stock to a Participant, the Participant agrees to the following:

(a)                In the event the Company advises the Participant that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, the Participant will execute any lock-up agreement the Company and the underwriter(s) deem necessary or appropriate, in their sole discretion, in connection with such public offering.

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(b)                In the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of outstanding Awards so as to comply with any state’s securities or Blue Sky law limitations with respect thereto, the Board of Directors of the Company shall have the right (i) to accelerate the exercisability of any Award and the date on which such Award must be exercised or remove the risks of forfeiture to which the Award is subject, provided that the Company gives Participant prior written notice of such acceleration or removal, and (ii) to cancel any outstanding Awards (or portions thereof) which Participant does not exercise prior to or contemporaneously with such public offering.

(c)                In the event of a Change of Control, Participant will comply with Rule 145 of the Securities Act of 1933 and any other restrictions imposed under other applicable legal or accounting principles if Participant is an “affiliate” (as defined in such applicable legal and accounting principles) at the time of the Change of Control, and Participant will execute any documents necessary to ensure compliance with such rules.

The Company reserves the right to place a legend on any stock certificate (or a notation on any book entry shares permitted by the Administrator) issued in connection with an Award pursuant to the Plan to assure compliance with this Section 15.

The Company shall not be required to register or maintain the registration of the Plan, any Award, or any Common Stock issued or issuable pursuant to the Plan under the Securities Act of 1933 or any other applicable securities laws. If the Company is unable to obtain the authority that the Company or its counsel deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall not be liable for the failure to issue and sell Common Stock upon the exercise, vesting, or lapse of restrictions of forfeiture of an Award unless and until such authority is obtained. A Participant shall not be eligible for the grant of an Award or the issuance of Common Stock pursuant to an Award if such grant or issuance would violate any applicable securities law.

SECTION 16.
AMENDMENT OF THE PLAN

The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such suspension, termination, revision, or amendment, except as is authorized in Section 13, shall impair the terms and conditions of any Award which is outstanding on the date of such suspension, termination, revision, or amendment to the material detriment of the Participant without the consent of the Participant. Notwithstanding the foregoing, except as provided in Section 13 of the Plan or to the extent required by applicable law or regulation, the Board may not, without shareholder approval, revise or amend the Plan to (i) materially increase the number of shares subject to the Plan, (ii) change the designation of Participants, including the class of Employees, eligible to receive Awards, (iii) decrease the price at which Options may be granted, (iv) cancel, regrant, repurchase for cash, or replace Options that have an exercise price in excess of the Fair Market Value of the Common Stock, or amend the terms of outstanding Options to reduce their exercise price, (v) materially increase the benefits accruing to Participants under the Plan, or (vi) make any modification that will cause Incentive Stock Options to fail to meet the requirements of Code Section 422.

To the extent applicable, the Plan and all Agreements shall be interpreted to be exempt from or comply with the requirements of Code Section 409A and, if applicable, to comply with Code Section 422, in each case including the regulations, notices, and other guidance of general applicability issued thereunder. Furthermore, notwithstanding anything in the Plan or any Agreement to the contrary, the Board may amend the Plan or Agreement to the extent necessary or desirable to comply with such requirements without the consent of the Participant.

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SECTION 17.
RIGHTS AND OBLIGATIONS ASSOCIATED WITH AWARDS

(a)                No Obligation to Exercise. The granting of an Option shall impose no obligation upon the Participant to exercise such Option.

(b)                No Employment or Other Service Rights. The granting of an Award hereunder shall not impose upon the Company or any Affiliate any obligation to retain the Participant in its employ or service for any period.

(c)                Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any particular assets of the Company or any of its Affiliates by reason of the right to receive a benefit under the terms of the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other person. To the extent that any person acquires a right to receive shares of Common Stock or payments from the Company or any of its Affiliates under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company or an Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company or an Affiliate, as the case may be. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the shares of Common Stock or make payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

SECTION 18.
MISCELLANEOUS

(a)                 Issuance of Shares. The Company is not required to issue or remove restrictions on shares of Common Stock granted pursuant to the Plan until the Administrator determines that: (i) all conditions of the Award have been satisfied, (ii) all legal matters in connection with the issuance have been satisfied, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Administrator may consider appropriate, in its sole discretion, to satisfy the requirements of any applicable law or regulation.

(b)                 Choice of Law. The law of the state of Minnesota shall govern all questions concerning the construction, validity, and interpretation of the Plan, without regard to that state’s conflict of laws rules.

(c)                 Severability. In the event that any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(d)                 No Duty to Notify. The Company shall have no duty or obligation to any Participant to advise such Participant as to the time and manner of exercising an Award or as to the pending termination or expiration of such Award. In addition, the Company has no duty or obligation to minimize the tax consequences of an Award to the Participant.

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Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945
Address Change? Mark box, sign, and indicate changes below: ☐
TO VOTE BY INTERNET OR TELEPHONE, SEE REVERSE SIDE OF THIS PROXY CARD.

TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW,
SIMPLY SIGN, DATE AND RETURN THIS PROXY CARD.

The Board of Directors Recommends a Vote FOR Items 1, 2, 3, 4 and 5.

1.	Set the number of directors at 6.	☐	For	☐	Against	☐	Abstain

2.	Election of directors:	01	Stephen H. Craney	04	Dr. George H. Winn	☐	Vote FOR	☐	Vote WITHHELD
		02	William V. Eckles	05	Stan Erickson		all nominees		from all nominees
		03	Lee A. Jones	06	Kathleen S. Skarvan		(except as marked)

Please fold here – Do not separate

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

3.	Approve the Electromed, Inc. 2014 Equity Incentive Plan.	☐	For	☐	Against	☐	Abstain

4.	Ratify the appointment of McGladrey LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2015.	☐	For	☐	Against	☐	Abstain

5.	Approve, on a non-binding and advisory basis, named executive officer compensation.	☐	For	☐	Against	☐	Abstain

In their discretion, the proxies may vote on any other matters to which they may vote under applicable SEC rules that are properly brought before the Annual Meeting and any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH OF PROPOSALS 1, 2, 3, 4 AND 5.

Please indicate if you plan to attend this meeting:   ☐

Date ________________________________________________	Signature(s) in Box
Please sign exactly as your name(s) appears on proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

Electromed, Inc.

ANNUAL MEETING OF SHAREHOLDERS

Friday, November 21, 2014
10:00 am Central Time

Electromed Headquarters
Reimbursement Building
628 Sixth Street NW
New Prague, MN 56071

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement, Form of Proxy Card, Form 10-K, Shareholder Letter and Fact Sheet
are available at www.smartvest.com/electromed/investor-relations/annual-meeting/.

Note: To ensure an orderly meeting, the Company will require identification if you are a record holder. If you are a street name holder, you are required to show identification and proof of beneficial ownership.

Electromed, Inc. 500 Sixth Avenue NW New Prague, MN 56071	proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on November 21, 2014.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted “FOR” Items 1, 2, 3, 4 and 5.

By signing the proxy, you revoke all prior proxies and appoint Stephen H. Craney and Dr. George H. Winn, and each of them with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

Vote by Internet, Telephone or Mail
24 Hours a Day, 7 Days a Week

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

:	(	*
INTERNET/MOBILE	PHONE	MAIL
www.proxypush.com/elmd	1-866-883-3382
Mark, sign and date your proxy
Use the Internet to vote your proxy	Use a touch-tone telephone to	card and return it in the
until 11:59 p.m. (CT) on	vote your proxy until 11:59 p.m.	postage-paid envelope provided
November 20, 2014.	(CT) on November 20, 2014.	so that it is received by the close
business on November 20, 2014.

If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.